UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22699

Nuveen Preferred and Income Term Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Semi-Annual Report January 31, 2014

JPC

Nuveen Preferred Income Opportunities Fund

JPI

Nuveen Preferred and Income Term Fund

JPW

Nuveen Flexible Investment Income Fund

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Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	13
Common Share Information	14
Risk Considerations	16
Performance Overview and Holding Summaries	18
Shareholder Meeting Report	24
Portfolio of Investments	25
Statement of Assets and Liabilities	44
Statement of Operations	45
Statement of Changes in Net Assets	46
Statement of Cash Flows	48
Financial Highlights	50
Notes to Financial Statements	54
Additional Fund Information	67
Glossary of Terms Used in this Report	68
Reinvest Automatically, Easily and Conveniently	69

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

Despite headwinds from slow growth, fiscal and political uncertainty in many countries and some fragile economies around the world, domestic and international equity markets increased significantly in 2013. The emerging markets equity sector was an exception. Other sectors, such as real estate, were flat to down a bit and commodities were notably negative in total return performance. The fixed income market also experienced losses in many sectors.

U.S. equities in particular hit numerous all-time highs during the past year, exceeding prior rising market trends. Europe and Asia struggled with political and financial stresses but Europe's improving GDP in the second half provided hope that the region can exit recession. In Japan, the economic policies advocated by Prime Minister Shinzo Abe became a positive influence on the economy as deflationary pressures declined, while the economy in China started to stabilize due to monetary easing and supply side reforms. On the domestic front, the Federal Reserve stimulus continued throughout the year but discussion of reductions in the stimulus program caused historically low rates to rise and added to concern that interest rates could rise quickly in the near future. This provided challenges for fixed income investors.

The Federal Reserve's decision to slow down its bond buying program beginning in January 2014, and the federal budget compromise over government spending into early 2015 were positive signs that the domestic economy is moving forward. We are beginning to experience an economy that can provide encouraging conditions for GDP growth, job growth and low inflation. Additionally, downward trending unemployment and a continuing rebound in the housing market adds to a positive economic scenario going forward.

However, the current year has experienced a tumultuous start. It is in these particularly volatile markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Nuveen Fund Board
March 25, 2014

Nuveen Investments

Portfolio Managers'

Comments

Nuveen Preferred Income Opportunities Fund (JPC)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Flexible Investment Income Fund (JPW)

Nuveen Asset Management, LLC (NAM) and NWQ Investment Management Company, LLC (NWQ), affiliates of Nuveen Investments, are sub-advisers for the Nuveen Preferred Income Opportunities Fund (JPC) . NAM and NWQ each manage approximately half of the Fund's investment portfolio. Douglas Baker, CFA and Brenda Langenfeld, CFA, are the portfolio managers for the NAM team and Michael J. Carne, CFA, is the portfolio manager for the NWQ team.

The Nuveen Preferred and Income Term Fund (JPI) features management by NAM. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund's portfolio managers since its inception.

The Nuveen Flexible Investment Income Fund (JPW) features portfolio management by NWQ. Michael J. Carne, CFA, and Susi Budiman, CFA, have served as the Fund's portfolio managers since its inception.

Here they discuss their management strategies and the performance of the Funds for the six-month reporting period ended January 31, 2014.

How did the Funds perform during this six-month reporting period ended January 31, 2014?

The tables in the Performance Overview and Holding Summaries section of this report provides total return performance for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ended January 31, 2014. Each Fund's total returns are compared with the performance of a corresponding market index and/or a blended benchmark index. A more detailed account of each Fund's performance is provided later in this report.

What key strategies were used to manage the Funds during this six-month reporting period ended January, 2014? How did these strategies influence performance?

Nuveen Preferred Income Opportunities Fund (JPC)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year, five-year and ten-year periods ended January 31, 2014. For the six-month reporting period ended January 31, 2014, the Fund's common shares at net asset value (NAV) underperformed the JPC Comparative Benchmark but outperformed the BofA/Merrill Lynch Preferred Stock Fixed Rate Index.

JPC invests at least 80% of its managed assets in preferred securities and up to 20% opportunistically over the market cycle in other types of securities, primarily income oriented securities such as corporate and taxable municipal debt and common equity. The Fund is managed by two experienced portfolio teams with distinctive, complementary approaches to the preferred market. NAM employs a debt-oriented approach that combines top down relative value analysis of

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service (Moody's), Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

Portfolio Managers' Comments (continued)

industry sectors with fundamental credit analysis. NWQ employs a bottom up, fundamentally driven approach that combines equity research to identify which companies to own with fixed income analysis to identify the most attractive securities of a company to hold. This unique, multi-team approach gives investors access to a broader investment universe with greater diversification potential.

For the portion of the Fund managed by NAM, we employed a credit-based investment approach, using a top-down process to analyze various structural dimensions of the preferred securities market, while also incorporating bottom-up fundamental credit research analysis. We start by identifying the investable universe of $1,000 par and $25 par preferred securities. In an effort to capitalize on the inefficiencies between the different structure of the preferred securities market, we allocate capital between the $25 par exchange listed market and the $1,000 par over-the-counter market. Periods of volatility may drive notably different valuations between these two markets. This dynamic is often related to periodic differences in how retail and institutional markets perceive and price risk. Technical factors may also influence the relative valuations between $25 par exchange listed structures and $1,000 par over-the-counter structures.

We will continue to monitor developments across the domestic and international financial markets, but we do not anticipate materially changing the Fund's relative positioning strategy in the near future. While we feel that valuations between the $25 par retail structures and $1,000 par institutional securities have converged meaningfully during the measurement period, we will likely maintain an overweight to $1,000 par securities as a result of our outlook for gradually higher interest rates. For several quarters, we have been concerned about the potential impact of rising rates on preferred security valuations. As a result, we favor fixed-to-floating rate coupon structures which, all else equal, have less interest rate sensitivity versus traditional fixed-for-life coupon structures. Fixed-to-floating rate securities are more common on the $1,000 par side of the market, and thus the primary reason for our foreseeable overweight to $1,000 par securities relative to the Blended Benchmark Index.

We do anticipate that the population of "new generation" preferred securities, such as contingent capital securities (otherwise known as CoCos, Additional Tier 1 and enhanced capital notes), will become an ever-increasing presence within the preferred/hybrid security marketplace. New international bank capital standards outlined in Basel III require new Tier 1-qualifying securities to contain explicit loss-absorbing features upon the breach of certain predetermined capital thresholds. Some of these features include equity conversion, permanent write-down of principle and temporary write-down of principle with the possibility of future write-up when/if the issuer is able to grow capital levels back above the Tier 1 threshold trigger. It is likely we will participate in some of these offerings when we believe, as is the case with all our investments, that the return profile is greater than the inherent risks.

With respect to the Fund's allocation to lower investment grade and below investment grade securities, we continue to believe that these segments will over the long term provide a more compelling risk-adjusted return profile than higher rated preferred/hybrid securities. Lower rated securities are often overlooked by retail and institutional investors, and especially by investors with investment grade-only mandates. Below investment grade securities typically are not index eligible, limiting the potential investor base and frequently creating opportunities for the Fund within this particular segment of the asset class. While lower rated preferred securities may exhibit periods of higher price volatility, we believe the return potential is disproportionately higher due to inefficiencies inherent in the segment. Preferred/hybrid securities are often rated three to five notches below an issuer's senior unsecured debt rating. Consequently, in most instances, a BB-rated preferred/hybrid security has been issued by an entity with an investment grade senior unsecured credit rating of BBB or higher.

We should note that S&P recently announced its intent to review its methodology for rating preferred/hybrid securities, with the likely result being lower ratings for certain preferred/hybrid structures. This review is in its early stages, with S&P just recently requesting public comments before moving forward. We anticipate that any changes to current ratings will be modest. And given that the review has been made public, we do not anticipate future material impact to valuations of those securities affected by the review.

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As with any fixed income asset class, preferred securities are not immune from the impact of rising interest rates. As mentioned above, we seek to minimize the impact of higher rates on the market value of the portfolio by establishing a position in less interest rate sensitive structures. However, we also feel that rising interest rates are frequently the result of an improving macro-economic landscape, and one where the current domestic economic recovery has likely gained meaningful traction. In this type of environment risk premiums should shrink, reflecting the lower risk profile of the overall market, and as a result credit spreads should narrow. We believe therefore, that credit spread compression in the preferred security asset class should help mitigate the impact of rising interest rates.

In the portion of the Fund managed by NAM, several variables contributed to the relative outperformance including an overweight to fixed-to-floating rate coupon structures, an overweight to the $1000 par side of the market, an overweight to more subordinate Tier 1 structures versus more senior Tier 2 structures, an overweight to lower investment-grade and below investment-grade securities, and finally an overweight to the insurance subsector and corresponding underweight to the bank subsector.

With the $1000 par dominated Barclays USD Capital Securities Index posting a +4.52% return during the period and the $25 par dominated BofA/Merrill Lynch Preferred Stock Fixed Rate Index posting a +0.51% return, one would have accurately expected the Fund's meaningful overweight to $1000 par structures to result in relative outperformance. Our overweight in the $1000 par side of the market was heavily concentrated in fixed-to-floating rate coupon structures, which, all else being equal, have lower interest rate sensitivity and lower duration extension risk compared to preferred/hybrid securities with standard fixed rate coupons. Investor consternation regarding higher interest rates again led to increasing demand for fixed-to-floating rate coupon structures, propelling their valuations higher on a relative basis and helping drive relative outperformance of the $1000 par side of the market.

During the six months ended January 31, 2014, relatively subordinate Tier 1 structures again outperformed more senior lower Tier 2 structures. The Tier 1 sub-index of the Barclays USD Capital Securities Index posted a return of 4.91%, which was modestly above the 4.54% return posted by the Lower Tier 2 sub-index. Historically, credit spreads for more subordinate structures, such as Tier 1 securities, tend to move at a greater magnitude than their more senior counterparts. Therefore, in a period when credit spreads generally narrow, as they did during the most recent six month reporting period, we would expect credit spreads for Tier 1 structures to decrease at a greater rate compared to lower Tier 2 structures. While this was indeed the case, it is likely that the lower duration profile of the Tier 1 sub-index versus the Lower Tier 2 sub-index also contributed to the relative outperformance. As of January 31, 2014, the 5.5 year duration of the Barclays USD Capital Securities Tier 1 Index was approximately 1.25 years shorter than the 6.75 year duration of the Barclays USD Capital Securities Lower Tier 2 Index. The relatively higher proportion of fixed-to-floating rate securities in the Tier 1 sub-index is primarily responsible for the difference in duration between the two sub-indices.

During the period, the Fund maintained an overweight to lower investment grade and below investment grade securities relative to the JPC Blended Index. Similar to the relative behavior between Tier 1 and Tier 2 structures under different market conditions, we generally expect lower investment and below investment grade preferred/hybrid securities to outperform higher rated counterparts in an environment when credit spreads shrink, and vice versa during periods when credit spreads widen. Therefore, with credit spreads generally narrowing during the six months ending January 31, 2014, the Fund's overweight to lower investment grade and below investment grade securities contributed to its outperformance versus the JPC Blended Index. This was clearly evidenced by the relative performance of the Barclays USD Capital Securities Lower Tier 2 BBB-rated sub-Index which posted a superior 4.96% return for the fourth quarter, modestly above the Lower Tier 2 A-rated or Better return of 4.06%.

As with the previous several quarters, the Fund again had a meaningful overweight to the insurance subsector of the preferred/hybrid market, and corresponding underweight to the bank subsector. This positioning was intended to capitalize on what is expected to be light or negligible new issue flow out of the insurance sector over the next several quarters. The insurance sector is generally over-capitalized and not in need of additional capital. As one might expect then,

Nuveen Investments

Portfolio Managers' Comments (continued)

we observed little new issue flow out of the insurance sector while new issue flow out of the bank sector was fairly robust during the reporting period. This relative supply/demand advantage of the insurance subsector was enough to overcome its longer average duration profile relative to the bank subsector. Indeed, the insurance subsector posted a return of +4.90%, above the bank subsector's +4.67% return for the same six-month reporting period.

For the portion of the Fund managed by NWQ, our investment strategy is to seek to provide high current income and high risk-adjusted return by selecting investments at the optimal point of a company's capital structure, where we find the combination of risk and return potential offer the greatest opportunity.

We invest in securities from across the capital structure of companies that possess favorable investment characteristics using a bottom-up, fundamentals-based approach. These characteristics include attractive valuation, a measure of down-side protection and catalysts expected to unlock value. Once an undervalued security has been identified, the issuing company is then analyzed using a fundamental bottom-up approach in order to assess the intrinsic value of the company as well as its long-range prospects. Then the strategy's portfolio management team performs a comprehensive analysis of all available investment choices within the company's capital structure to decide the optimal investment for the portfolio that would offer the greatest expected return for a given level of risk.

We believe that by understanding the company from a fundamental basis, through our experienced research team, we can more effectively evaluate the risk and reward characteristics of the company's debt and equity securities, and then select the optimal point for investment in the company's capital structure.

The preferred sleeve managed by NWQ also positively contributed to the Fund's performance. Within NWQ's portion of the Fund, R.R. Donnelley & Sons (RRD) 8.25% 03/15/2019 Senior Notes contributed positively to performance. The notes appreciated in price due to both strong performance in the Company's stock price as well as a supportive market for high yield securities. RRD provides solutions that include commercial printing, direct mail, financial printing, print fulfillment, and content and database management. RRD has a market capitalization of approximately $3.2 billion.

Swiss Re Capital 6.854% Perpetual Junior Subordinated Notes contributed positively to performance as well. The notes benefited from having a low effective duration due to their fixed to float feature as well as the outperformance of foreign capital securities generally. The Swiss Re Group is a leading wholesale provider of reinsurance, insurance and other insurance-based forms of risk transfer. Dealing direct and working through brokers, its global client base consists of insurance companies, mid-to-large-sized corporations and public sector clients.

Lastly, the common stock of TCP Capital Corporation (TCPC) also contributed to the Fund's outperformance. TCPC is a specialty finance company focused on performing credit lending to middle-market companies with established market positions. TCPC focuses on companies with differentiated products and strong regional or national operations and where it has deep industry knowledge and expertise. TCPC's investment objective is to seek to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. TCPC is a publicly-traded business development company, or BDC, regulated under the Investment Company Act of 1940 and is externally managed by its advisor, Tennenbaum Capital Partners, LLC.

Several positions detracted from performance, including BB&T Corporation. BB&T Corporation is one of the largest financial services holding companies in the U.S. Based in Winston-Salem, N.C., the company operates approximately 1,824 financial centers in 12 states and Washington, D.C., and offers a full range of consumer and commercial banking, securities brokerage, asset management, mortgage and insurance products and services. Third-quarter earnings fell 43% as net interest margin, a key measure of lending profitability, slipped. The results were also impacted by a $235 million tax adjustment. Excluding this adjustment, per-share earnings improved from a year earlier, which the company said was driven by an improvement in credit quality to the best levels in nearly six years. U.S. banks are sensitive to interest-rate changes, since any shift can affect how much it costs them to borrow money and how much they can charge to lend that

Nuveen Investments

money to customers. Regional banks, which rely more heavily on lending income, have been pressured recently by low interest rates.

Also detracting from performance was Liberty Mutual, a diversified global insurer and third largest property and casualty insurer in the U.S. The company reported net income of a $1.743 billion loss for the twelve months ended December 31, 2013, which negatively impacted the holding's performance.

Lastly, Senior Housing Properties (SNH) Trust, a real estate investment trust (REIT), owns senior living properties, which are leased to unaffiliated tenants. The Trust currently owns independent living and assisted living communities, continuing care retirement communities, nursing homes, wellness centers and medical office, clinic and biotech laboratory buildings located throughout the U.S. SNH suffered along with the health care REIT sector, as the sector historically underperformed in rising interest rate environments. Furthermore, the lackluster earnings growth and worries of further downward estimate revisions have kept a lid to SNH's senior debt performance during the reporting period. We still believe SNH's senior debt remains attractive given that SNH's leverage metrics remain strong and liquidity position healthy.

During the period the Fund also wrote covered call options on common stocks to hedge equity exposure. These options had a negligible impact on performance and expired prior to the close of this reporting period.

Nuveen Preferred and Income Term Fund (JPI)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended January 31, 2014. For the six-month reporting period ended January 31, 2014, the Fund's shares at net asset value (NAV) outperformed the BofA/Merrill Lynch Preferred Stock Fixed Rate Index and its JPI Blended Benchmark Index.

Several variables contributed to the relative outperformance including an overweight to fixed-to-floating rate coupon structures, an overweight to the $1000 par side of the market, an overweight to more subordinate Tier 1 structures versus more senior Tier 2 structures, an overweight to lower investment grade and below investment grade securities, and finally an overweight to the insurance subsector and corresponding underweight to the bank subsector.

With the $1000 par dominated Barclays USD Capital Securities Index posting a +4.52% return during the period and the $25 par dominated BofA/Merrill Lynch U.S. Preferred Stock Fixed Rate Index posting a +0.51% return, one would have accurately expected the Fund's meaningful overweight to $1000 par structures to result in relative outperformance. Our overweight in the $1000 par side of the market was heavily concentrated in fixed-to-floating rate coupon structures, which, all else being equal, have lower interest rate sensitivity and lower duration extension risk compared to preferred/hybrid securities with standard fixed rate coupons. Investor consternation regarding higher interest rates again led to increasing demand for fixed-to-floating rate coupon structures, propelling their valuations higher on a relative basis and helping drive relative outperformance of the $1000 par side of the market.

During the six-month reporting period, relatively subordinate Tier 1 structures again outperformed more senior lower Tier 2 structures. The Tier 1 sub-index of the Barclays USD Capital Securities Index posted a return of 4.91%, which was modestly above the 4.54% return posted by the Lower Tier 2 sub-index. Historically, credit spreads for more subordinate structures, such as Tier 1 securities, tend to move at a greater magnitude than their more senior counterparts. Therefore, in a period when credit spreads generally narrow, as they did during the most recent six-month reporting period, we would expect credit spreads for Tier 1 structures to decrease at a greater rate compared to lower Tier 2 structures. While this was indeed the case, it is likely that the lower duration profile of the Tier 1 sub-index versus the Lower Tier 2 sub-index also contributed to the relative outperformance. As of January 31, 2014, the 5.5 year duration of the Barclays USD Capital Securities Tier 1 Index was approximately 1.25 years shorter than the 6.75 year duration of the Barclays USD Capital Securities Lower Tier 2 Index. The relatively higher proportion of fixed-to-floating rate securities in the Tier 1 sub-index is primarily responsible for the difference in duration between the two sub-indices.

Nuveen Investments

Portfolio Managers' Comments (continued)

During the reporting period, the Fund maintained an overweight to lower investment grade and below investment grade securities relative to the JPI Blended Benchmark Index. Similar to the relative behavior between Tier 1 and Tier 2 structures under different market conditions, we generally expect lower investment and below investment grade preferred/hybrid securities to outperform higher rated counterparts in an environment when credit spreads shrink, and vice versa during periods when credit spreads widen. Therefore, with credit spreads generally narrowing during reporting period, the Fund's overweight to lower investment grade and below investment grade securities contributed to its outperformance versus the JPI Blended Benchmark Index. This was clearly evidenced by the relative performance of the Barclays USD Capital Securities Lower Tier 2 BBB-rated sub-Index which posted a superior 4.96% return for the fourth quarter, modestly above the Lower Tier 2 A-rated or Better return of 4.06%.

As with the previous several quarters, the Fund again had a meaningful overweight to the insurance subsector of the preferred/hybrid market, and corresponding underweight to the bank subsector. This positioning was intended to capitalize on what is expected to be light or negligible new issue flow out of the insurance sector over the next several quarters. The insurance sector is generally over capitalized and not in need of additional capital. As one might expect then, we observed little new issue flow out of the insurance sector while new issue flow out of the bank sector was fairly robust during the reporting period. This relative supply/demand advantage of the insurance subsector was enough to overcome its longer average duration profile relative to the bank subsector. The insurance subsector posted a return of +4.90%, above the bank subsectors +4.67% return for the same six-month reporting period.

Nuveen Flexible Investment Income Fund (JPW)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended January 31, 2014. For the six-month reporting period ended January 31, 2014, the Fund's total return on common share net asset value (NAV) outperformed the BofA/Merrill Lynch Preferred Stock Fixed Rate Index.

JPW invests at least 80% of its managed assets in income producing preferred, debt and equity securities issued by companies located anywhere in the world. Up to 50% of its managed assets may be in securities issued by non-U.S. companies, though all (100%) Fund assets will be in U.S. dollar-denominated securities. Up to 40% of its managed assets may consist of equity securities, not including preferred securities. Up to 75% of investments in debt and preferred securities that are of a type customarily rated by a credit rating agency, may be rated below investment grade, or if unrated, will be judged to be of comparable quality by NWQ. The Fund will invest at least 25% in securities issued by financial services companies.

The Fund's investment objectives are to provide high current income and, secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing in undervalued companies and securities with attractive investment characteristics. The Fund's portfolio is actively managed and has the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. NWQ employs a fundamental, bottom-up investment process that first seeks to identify undervalued securities offering favorable risk/reward potential and downside protection. The portfolio management team then evaluates all available investment choices within a selected company's capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund's portfolio is constructed with an emphasis on maintaining a sustainable level of income and downside protection. The Fund's investment mix of debt, preferred and equity securities may change over time based on the portfolio management team's assessment of individual investment opportunities.

Much of the JPW's relative outperformance may be attributed to stock selection and overweight within the industrials, financial and equity sectors. Our underweight in the banking sector detracted for the reporting period. We also held a larger cash position than the Index as we continue to invest-up the Fund, which slightly detracted from performance.

Nuveen Investments

Several positions contributed to performance including the common stock of Wells Fargo & Company. Wells Fargo & Company is an American multi-national banking and financial services holding company with operations around the world and the fourth largest bank in the U.S. by assets and the largest bank by market capitalization. Wells Fargo continues to execute extremely well despite the softness in the mortgage market. Investors are beginning to view the bank as a multiple product business, including capital markets and wealth management, not just mortgages.

Also contributing to performance was AdCare Health Systems, Inc., which manages, develops and acquires nursing homes, assisted living facilities, independent living facilities, dementia/alzheimer's units, sub-acute units and retirement communities. Performance was attributed to the fact that we were able to buy very cheap preferred shares so they outperformed.

Lastly, the common stock of TCP Capital Corporation (TCPC) also contributed to the Fund's outperformance. TCPC is a specialty finance company focused on performing credit lending to middle-market companies with established market positions. TCPC focuses on companies with differentiated products and strong regional or national operations and where it has deep industry knowledge and expertise. Their investment objective is to seek to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. TCPC has been expanding its portfolio of investments and is expected to soon gain an additional source of funding from the U.S. Small Business Administration (SBA).

Several positions detracted from performance including securities issued by Metro AG, the Federal Agricultural Mortgage Corporation and CommonWealth REIT.

Metro AG, a German global diversified retailer, has the largest market share in Germany and is the fifth-largest retailer in the world measured by revenues. The company's third quarter sales were weak and earnings per share decreased, which detracted from performance and negatively impacted the Fund.

The Federal Agricultural Mortgage Corporation, commonly known as Farmer Mac, was created by Congress to establish a secondary market for agricultural mortgage and rural utilities loans to increase the availability of long-term credit at stable interest rates to segments of rural America. During the third quarter, core earnings decreased primarily due to lower net effective spread, which was driven by repayments of existing higher margin farm & ranch loans, combined with the effect of refinancing existing floating rate assets at higher costs.

Lastly, CommonWealth REIT detracted from performance. CommonWealth REIT is a real estate investment trust that primarily owns office properties located throughout the U.S. In April 2013, the company rejected a $2.9 billion buyout offer by shareholders Corvex Management LP and Related Cos. CommonWealth REIT has been trying to avoid a hostile takeover which detracted from performance and negatively impacted the Fund.

During the reporting period, the Federal Reserve (Fed) finally ended tapering speculation at its scheduled December meeting when it announced a reduction in the pace of its asset purchases from the then $85 billion per month to $75 billion per month beginning in January 2014. The Federal Open Market Committee (FOMC) recently announced another $10 billion reduction at the January meeting. The Fed also pledged to keep short-term interest rates near zero until the unemployment rate is well below 6.5%. The impact on Treasury yields after the December announcement was more or less muted, in part because of the Fed's simultaneous commitment to low short-term rates and also because the Treasury market had "priced in" the taper last summer when the 10-year Treasury note yield climbed from 1.63% to 3.00%.

Rising interest rates have taken their toll on the fixed income markets during the reporting period. U.S. Treasury note yields rose significantly since May 2013 and continued to climb, though with less magnitude, during the fourth quarter. The summer's rise in rates accompanied with a spread widening in credit was unusual in a rising rate environment. This spread widening reversed course in the fourth quarter, particularly after the Fed's taper announcement along with its commitment to low interest rates at its December meeting. Most of the Fund's holdings do exhibit a measure of sensitivity to changes in

Nuveen Investments

Portfolio Managers' Comments (continued)

long-term interest rates. For example insurance holdings would tend to do better when rates rise, while REITs would do worse. Spread changes may also affect performance, if they widen, then the Fund may lag the Treasury market's performance.

Generally, financial regulation was not a significant factor in Fund's performance. While financial regulation may reduce market liquidity by decreasing dealer market making capacity and increasing regulatory capital requirements at holding companies, it will likely lead to an increase in U.S. bank supply of preferred stocks and subordinated notes over the next few years.

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Fund

Leverage

IMPACT OF THE FUNDS' LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Funds relative to their benchmarks was the Funds' use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. The Fund's use of leverage had a positive impact on performance during this reporting period.

JPC and JPI continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, the Funds' use through the use of bank borrowings. The swap contracts' impact on the Funds performance was positive during this reporting period.

As of January 31, 2014, the Funds' percentages of leverage are shown in the accompanying table.

	JPC	JPI	JPW
Effective Leverage*	29.22%	28.89%	28.54%
Regulatory Leverage*	29.22%	28.89%	28.54%

*  Effective leverage is the Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS' REGULATORY LEVERAGE

Bank Borrowings

As discussed previously, the Funds employ regulatory leverage through the use of bank borrowings. As of January 31, 2014, the Funds have outstanding bank borrowings as shown in the accompanying table.

	JPC	JPI	JPW
Bank Borrowings	$402,500,000	$225,000,000	$27,500,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Nuveen Investments

Common Share

Information

THE FUNDS' DISTRIBUTION INFORMATION

The following information regarding the Funds' distributions is current as of January 31, 2014. Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investment value changes.

During the current reporting period, each Fund's monthly distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Distribution Date	JPC	JPI	JPW
August 2013	$0.0633	$0.1690	$0.1260
September	0.0633	0.1690	0.1260
October	0.0633	0.1690	0.1260
November	0.0633	0.1690	0.1260
December	0.0633	0.1690	0.1260
January 2014	0.0633	0.1690	0.1260
Long-Term Capital Gain*	—	$0.0004	—
Short-Term Capital Gain*	—	$0.4879	—
Current Distribution Rate**	8.45%	8.99%	9.12%

*  Distribution paid in December 2013.

**  Current distribution rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of January 31, 2014, the Funds had a positive UNII balances, based upon our best estimate, for tax purposes and negative UNII balances for financial reporting purposes.

JPW'S MANAGED DISTRIBUTION POLICY

JPW's regular monthly distributions are currently being sourced entirely from net investment income. The Fund's current portfolio is predominantly invested in income producing securities the income from which is expected to be the source of distributions. For periods when the Fund is sourcing its monthly distributions solely from net investment income, the Fund will seek to distribute substantially all of its net investment income over time. There are no assurances given to how long the Fund will source distributions entirely from net investment income.

Market conditions may change, causing the portfolio management team at some future time to focus the mix of portfolio investments less to income-oriented securities. This may cause the regular monthly distributions to be sourced from something other than net investment income. JPW has adopted a managed distribution policy permitting it to source its regular monthly distributions from not only net investment income, but also from realized capital gains and/or return of

Nuveen Investments

capital. If a managed distribution policy is employed, the Fund will seek to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. Actual common share returns will differ from projected long-term returns, and the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund NAV. If the Fund changes to a managed distribution, a press release will be issued describing such change and this change will also be described in subsequent shareholder reports. Additionally, any distribution payment that is sourced from something other than net investment income, there will be a notice issued quantifying the sources of such distribution.

COMMON SHARE REPURCHASES

During November 2013, the Nuveen Funds' Board of Directors/Trustees reauthorized (authorized for JPW) open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of January 31, 2014, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table.

	JPC	JPI	JPW
Common Shares Cumulatively Repurchased and Retired	2,724,287	—	—
Common Shares Authorized for Repurchase	9,700,000	2,275,000	370,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of January 31, 2014, and during the current reporting period, the Funds' common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	JPC	JPI	JPW
Common Share NAV	$10.05	$24.34	$18.57
Common Share Pirce	$8.99	$22.55	$16.58
Premium/(Discount) to NAV	(10.55)%	(7.35)%	(10.72)%
6-Month Average Premium/(Discount) to NAV	(11.56)%	(8.66)%	(8.83)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for a Fund's per share NAV, market price and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original investment that generated the income.

Preferred Stock Risk. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic developments. These risks often are magnified in emerging markets.

Below-Investment Grade Securities Risk: Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Nuveen Investments

Derivatives Strategy Risk: Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Financial Sector Risk: Because the Funds invest a substantial portion of their assets (at least 25%) in securities issued by financial services companies, concentration in this sector may present more risks than if the Funds were more diversely invested in numerous sectors of the economy.

Unrated Investment Risk: In determining whether an unrated security is an appropriate investment for the Fund, the portfolio manager will consider information from industry sources, as well as its own quantitative and qualitative analysis, in making such a determination. However such a determination by the portfolio manager is not the equivalent of a rating by a rating agency.

Counterparty Risk: To the extent that a Fund's derivative investments are purchased or sold in over-the-counter transactions, the Fund will be exposed to the risk that counterparties to these transactions will be unable to meet their obligations.

Interest Rate Swaps Risk: The risk that yields will move in the direction opposite to the direction anticipated by a Fund, which would cause a Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance.

Nuveen Investments

JPC

Nuveen Preferred Income Opportunities Fund

Performance Overview and Holding Summaries as of January 31, 2014

Average Annual Total Returns as of January 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JPC at Common Share NAV	1.75%	3.27%	22.36%	4.22%
JPC at Common Share Price	0.35%	(1.88)%	25.33%	4.18%
JPC Blended Index (Comparative Benchmark)	5.39%	9.51%	16.75%	6.21%
BofA/Merrill Lynch Preferred Stock Fixed Rate Index	0.51%	(1.68)%	12.89%	1.92%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	68.2%
$1,000 Par (or similar) Institutional Preferred	60.8%
Common Stocks	4.3%
Corporate Bonds	4.0%
Short-Term Investments	2.3%
Investment Companies	0.7%
Convertible Preferred Securities	0.1%
Borrowings	(41.3)%
Other Assets Less Liabilities	0.9%

Portfolio Composition1

(% of total investments)

Insurance	27.7%
Commercial Banks	22.0%
Diversified Financial Services	14.5%
Real Estate	13.9%
Capital Markets	6.4%
Short-Term Investments	1.7%
Other Industries	13.8%

Country Allocation1

(% of total investments)

United States	77.1%
United Kingdom	5.6%
Netherlands	5.1%
Spain	2.8%
Switzerland	2.5%
Other Countries	6.9%

Top Five Issuers1

(% of total long-term investments)

General Electric Company	3.5%
JPMorgan Chase & Company	3.3%
Wells Fargo & Company	2.8%
Citigroup Inc	2.4%
MetLife Inc	2.2%

Credit Quality1

(% of total investments)

AAA/U.S. Guaranteed[2]	—%
AA	3.5%
A	8.6%
BBB	47.5%
BB or Lower	21.9%
N/R (not rated)	6.6%
N/A (not applicable)	11.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Excluding investments in derivatives.

2  Rounds to less than 0.1%.

3  Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

JPI

Nuveen Preferred and Income Term Fund

Performance Overview and Holding Summaries as of January 31, 2014

Average Annual Total Returns as of January 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception[1]
JPI at Common Share NAV	3.21%	5.73%	10.92%
JPI at Common Share Price	1.80%	0.08%	2.78%
BofA/Merrill Lynch Preferred Stock Fixed Rate Index	0.51%	(1.68)%	1.39%
JPI Blended Benchmark Index	1.91%	0.21%	3.43%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	97.7%
$25 Par (or similar) Retail Preferred	39.6%
Short-Term Investments	1.2%
Corporate Bonds	1.2%
Borrowings	(40.6)%
Other Assets Less Liabilities	0.9%

Portfolio Composition2

(% of total investments)

Insurance	37.2%
Commercial Banks	25.3%
Diversified Financial Services	20.8%
U.S. Agency	8.1%
Real Estate	2.4%
Capital Markets	2.0%
Short-Term Investments	0.9%
Other Industries	3.3%

Country Allocation2

(% of total investments)

United States	63.0%
United Kingdom	11.6%
Netherlands	8.9%
Spain	5.1%
France	4.8%
Other Countries	6.6%

Top Five Issuers2

(% of total long-term investments)

Rabobank Nederland	5.0%
JPMorgan Chase & Company	5.0%
Wells Fargo & Company	5.0%
Catlin Group	4.4%
General Electric Company	4.0%

Credit Quality2

(% of total investments)

AA	4.0%
A	13.9%
BBB	52.6%
BB or Lower	26.7%
N/R (not rated)	1.7%
N/A (not applicable)	1.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Since inception returns are from 7/26/12.

2  Excluding investments in derivatives.

3  Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

JPW

Nuveen Flexible Investment Income Fund

Performance Overview and Holding Summaries as of January 31, 2014

Cumulative Total Returns as of January 31, 2014

	Cumulative
	6-Month	Since Inception[1]
JPW at Common Share NAV	2.37%	1.35%
JPW at Common Share Price	(12.35)%	(13.22)%
BofA/Merrill Lynch Preferred Stock Fixed Rate Index	0.51%	1.53%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	99.4%
Common Stocks	18.2%
Corporate Bonds	12.0%
$1,000 Par (or similar) Institutional Preferred	8.2%
Investment Companies	2.1%
Short-Term Investments	1.9%
Convertible Preferred Securities	0.4%
Borrowings	(40.0)%
Other Assets Less Liabilities	(2.2)%

Top Five Issuers

(% of total long-term investments)

NuStar Logistics	1.9%
Frontier Communications Corporation	1.7%
Maiden Holdings LTD	1.5%
CenturyLink	1.5%
JPMorgan Chase & Company	1.4%

Portfolio Composition

(% of total investments)

Real Estate	25.1%
Capital Markets	13.9%
Insurance	12.9%
Commercial Banks	10.1%
Oil, Gas & Consumable Fuels	8.5%
Diversified Financial Services	7.3%
Diversified Telecommunication Services	3.2%
Short-Term Investments	1.3%
Other Industries	17.7%

Credit Quality

(% of total investments)

AAA/U.S. Guaranteed	0.5%
A	2.2%
BBB	26.1%
BB or Lower	22.3%
N/R (not rated)	15.5%
N/A (not applicable)	33.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Since inception returns are from 6/25/13.

2  Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 26, 2013; at this meeting the shareholders were asked to vote on the election of Board Members.

JPI
Common shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	18,523,744
Withhold	289,536
Total	18,813,280
Judith M. Stockdale
For	18,536,096
Withhold	277,184
Total	18,813,280
Carole E. Stone
For	18,532,509
Withhold	280,771
Total	18,813,280
Virginia L. Stringer
For	18,537,761
Withhold	275,519
Total	18,813,280

Nuveen Investments

JPC

Nuveen Preferred Income Opportunities Fund

Portfolio of Investments  January 31, 2014 (Unaudited)

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 138.1% (98.3% of Total Investments)
	COMMON STOCKS – 4.3% (2.8% of Total Investments)
	Automobiles – 0.2%
120,300	Ford Motor Company	$1,799,688
	Capital Markets – 1.4%
295,500	Ares Capital Corporation	5,233,305
26,874	Arlington Asset Investment Corporation	705,443
50,400	FBR Capital Markets Corporation, (2)	1,222,704
234,846	Medley Capital Corporation	3,238,526
218,912	TCP Capital Corporation	3,791,556
	Total Capital Markets	14,191,534
	Commercial Banks – 0.2%
41,200	Wells Fargo & Company	1,868,008
	Communications Equipment – 0.2%
151,700	Ericsson LM Telefonaktiebolaget	1,864,393
	Diversified Financial Services – 0.2%
34,600	Citigroup Inc.	1,641,078
	Diversified Telecommunication Services – 0.2%
59,400	CenturyLink Inc.	1,714,284
	Energy Equipment & Services – 0.2%
33,400	Baker Hughes Incorporated	1,891,776
	Food & Staples Retailing – 0.1%
191,100	Metro AG, (4)	1,576,651
	Food Products – 0.2%
239,500	Orkla ASA	1,877,680
	Hotels, Restaurants & Leisure – 0.2%
57,600	Norwegian Cruise Line Holdings Limited, (2)	2,017,152
	Insurance – 0.2%
36,600	American International Group, Inc.	1,755,336
	Life Sciences Tools & Services – 0.2%
15,100	Bio-Rad Laboratories Inc., (2)	1,919,512
	Machinery – 0.2%
44,600	Woodward Governor Company	1,911,110
	Oil, Gas & Consumable Fuels – 0.2%
31,500	Tesoro Corporation	1,622,880
	Pharmaceuticals – 0.2%
46,100	Teva Pharmaceutical Industries Limited, Sponsored ADR	2,057,443
	Semiconductors & Equipment – 0.2%
75,353	Microsemi Corporation, (2)	1,766,274
	Total Common Stocks (cost $40,366,087)	41,474,799

Nuveen Investments

JPC  Nuveen Preferred Income Opportunities Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Shares	Description (1)	Coupon	Ratings (3)	Value
	CONVERTIBLE PREFERRED SECURITIES – 0.1% (0.1% of Total Investments)
	Real Estate – 0.1%
54,400	American Homes 4 Rent, (2)	5.000%	N/R	$1,335,520
	Total Convertible Preferred Securities (cost $1,359,305)			1,335,520
Shares	Description (1)	Coupon	Ratings (3)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 68.2% (48.8% of Total Investments)
	Capital Markets – 6.6%
2,494	Affiliated Managers Group Inc.	6.375%	BBB	$59,257
28,978	Allied Capital Corporation	6.875%	BBB	697,790
100,440	Ameriprise Financial, Inc.	7.750%	A	2,596,374
75,200	Apollo Investment Corporation	6.875%	BBB	1,719,824
167,775	Apollo Investment Corporation	6.625%	BBB	3,774,938
255,854	Ares Capital Corporation	7.000%	BBB	6,652,204
425,880	Deutsche Bank Capital Funding Trust II	6.550%	BBB–	10,736,435
150,000	Fifth Street Finance Corporation	6.125%	BBB–	3,390,000
60,000	Gladstone Investment Corporation	7.125%	N/R	1,573,200
23,026	Goldman Sachs Group Inc., Series 2004-4 (CORTS)	6.000%	Baa3	535,585
49,600	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	Baa3	1,165,104
220,800	Goldman Sachs Group, Inc.	5.500%	BB+	5,104,896
149,500	Hercules Technology Growth Capital Incorporated	7.000%	N/R	3,852,765
118,000	Hercules Technology Growth Capital Incorporated	7.000%	N/A	3,037,320
12,600	JMP Group Inc., (12)	7.250%	N/R	315,000
44,400	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	1,021,200
42,260	Medley Capital Corporation	7.125%	N/A	1,097,915
6,400	Morgan Stanley	6.875%	BB+	162,688
123,900	MVC Capital Incorporated	7.250%	N/A	3,133,431
68,786	Oxford Lane Capital Corporation	7.500%	N/R	1,605,465
4,000	Saratoga Investment Corporation	7.500%	N/R	100,040
280,275	Solar Capital Limited	6.750%	BBB–	6,067,954
89,226	Triangle Capital Corporation	7.000%	N/R	2,290,431
139,350	Triangle Capital Corporation	6.375%	N/A	3,400,140
	Total Capital Markets			64,089,956
	Commercial Banks – 11.1%
203,272	BB&T Corporation	5.625%	BBB	4,390,675
203,600	City National Corporation	6.750%	BBB–	5,385,220
145,103	Fifth Third Bancorp., (2)	6.625%	BBB–	3,700,127
299,850	First Naigara Finance Group	8.625%	BB+	8,584,706
238,474	First Republic Bank of San Francisco	6.200%	BBB	5,601,754
123,900	FNB Corporation	7.250%	Ba3	3,259,809
289,700	HSBC Holdings PLC	8.000%	BBB+	7,784,239
12,750	HSBC Holdings PLC	6.200%	BBB+	318,495
662,300	Morgan Stanley	7.125%	BB+	17,259,538
595,894	PNC Financial Services, (5)	6.125%	BBB	15,183,379
225,900	Private Bancorp Incorporated	7.125%	N/A	5,688,162
79,430	Regions Financial Corporation	6.375%	BB	1,851,513
133,300	TCF Financial Corporation	7.500%	BB	3,400,483
140,600	Texas Capital Bancshares Inc.	6.500%	BB	3,270,356
3,366	Texas Capital Bancshares	6.500%	BB+	76,610
149,800	U.S. Bancorp.	6.500%	BBB+	4,067,070
219,200	Webster Financial Corporation	6.400%	Ba1	4,953,920
131,700	Wells Fargo & Company	5.850%	BBB+	3,180,555
26,300	Wells Fargo & Company	6.625%	BBB+	691,953
259,495	Zions Bancorporation	7.900%	BB	7,097,188
95,300	Zions Bancorporation	6.300%	BB	2,309,119
	Total Commercial Banks			108,054,871

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (3)	Value
	Communications Equipment – 0.1%
57,500	Verizon Communications Inc., WI/DD, (2), (12)	5.900%	A–	$1,455,900
	Consumer Finance – 1.1%
418,552	Discover Financial Services	6.500%	BB	9,995,022
22,659	SLM Corporation	6.000%	BBB–	455,219
	Total Consumer Finance			10,450,241
	Diversified Financial Services – 9.6%
4,800	Ares Capital Corporation	5.875%	BBB	121,104
102,000	Citigroup Capital Trust XI	6.000%	BB+	2,554,080
150,122	Citigroup Capital XIII	7.875%	BB+	4,072,810
8,150	Citigroup Capital XVII	6.350%	BB+	205,706
159,401	Citigroup Inc.	8.125%	BB+	4,734,210
523,567	Citigroup Inc.	7.125%	BB+	13,638,920
194,500	Citigroup Inc., (2)	6.875%	BB+	4,998,650
444,751	Countrywide Capital Trust III	7.000%	BB+	11,167,698
116,200	Countrywide Capital Trust IV	6.750%	BB+	2,925,916
80,000	GMAC LLC	7.375%	BB	2,026,400
65,000	ING Groep N.V.	7.375%	BBB–	1,650,350
204,023	ING Groep N.V.	7.200%	BBB–	5,182,184
783,499	ING Groep N.V.	7.050%	BBB–	19,799,020
25,000	ING Groep N.V.	6.375%	BBB–	607,000
50,000	ING Groep N.V.	6.125%	BBB–	1,181,000
16,600	Intl FCStone Inc.	8.500%	N/R	414,834
73,391	KCAP Financial Inc.	7.375%	N/A	1,889,818
48,000	KKR Financial Holdings LLC	7.500%	BBB	1,248,000
277,249	KKR Financial Holdings LLC	7.375%	BB+	6,812,008
220,300	Main Street Capital Corporation	6.125%	N/R	5,258,561
119,700	PennantPark Investment Corporation	6.250%	BBB–	2,908,710
	Total Diversified Financial Services			93,396,979
	Diversified Telecommunication Services – 1.1%
233,137	Qwest Corporation	7.500%	BBB–	5,851,739
2,500	Qwest Corporation	7.375%	BBB–	62,525
185,180	Qwest Corporation	7.000%	BBB–	4,472,097
	Total Diversified Telecommunication Services			10,386,361
	Electric Utilities – 0.8%
247,600	Entergy Texas Inc.	7.875%	A–	6,412,840
68,481	SCE Trust I	5.625%	Baa1	1,482,614
	Total Electric Utilities			7,895,454
	Food Products – 0.9%
310,000	CHS Inc.	7.875%	N/R	8,887,700
	Insurance – 10.0%
104,045	Aegon N.V.	8.000%	Baa1	2,900,775
378,752	Aegon N.V.	6.375%	Baa1	9,260,486
690,010	Arch Capital Group Limited	6.750%	BBB	17,146,749
273,900	Argo Group US Inc.	6.500%	BBB–	5,836,809
54,020	Aspen Insurance Holdings Limited	7.250%	BBB–	1,374,809
393,800	Aspen Insurance Holdings Limited	5.950%	BBB–	9,490,580
425,908	Axis Capital Holdings Limited	6.875%	BBB	10,571,037
3,000	Delphi Financial Group, Inc., (12)	7.376%	BBB–	72,094
165,000	Endurance Specialty Holdings Limited	7.500%	BBB–	4,240,500
42,470	Hanover Insurance Group	6.350%	Ba1	918,626
138,124	Hartford Financial Services Group Inc.	7.875%	BB+	4,049,796
298,139	Maiden Holdings Limited	8.250%	BB	7,364,033
3,832	Maiden Holdings NA Limited	8.250%	BBB–	94,420

Nuveen Investments

JPC  Nuveen Preferred Income Opportunities Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Shares	Description (1)	Coupon	Ratings (3)	Value
	Insurance (continued)
268,201	Maiden Holdings NA Limited	8.000%	BBB–	$6,621,883
187,000	Maiden Holdings NA Limited	7.750%	BBB–	4,263,600
8,205	Prudential PLC	6.750%	A–	206,930
509,015	Reinsurance Group of America Inc.	6.200%	BBB	12,893,350
8,800	Selective Insurance Group	5.875%	BBB+	182,688
	Total Insurance			97,489,165
	Marine – 0.6%
101,635	Costamare Inc., (2)	8.500%	N/R	2,530,712
63,671	Costamare Inc.	7.625%	N/R	1,473,984
9,890	International Shipholding Corporation	9.000%	N/R	989,099
18,300	Navios Maritime Holdings Inc., (2)	8.750%	N/R	441,579
	Total Marine			5,435,374
	Metals & Mining – 0.0%
10,489	Gamco Global Gold Natural Resources & Income Trust	5.000%	A1	211,353
	Multi-Utilities – 0.7%
230,584	Dominion Resources Inc.	8.375%	BBB	5,960,596
26,579	DTE Energy Company	6.500%	Baa1	657,830
	Total Multi-Utilities			6,618,426
	Oil, Gas & Consumable Fuels – 1.2%
16,500	Callon Petroleum Company	10.000%	N/R	787,380
19,100	Kayne Anderson MLP Trust	4.600%	AA	477,500
69,400	Miller Energy Resources Inc.	10.500%	N/A	1,658,660
265,205	Nustar Logistics Limited Partnership	7.625%	Ba2	6,961,631
79,700	Tsakos Energy Navigation Limited	8.875%	N/R	1,881,717
	Total Oil, Gas & Consumable Fuels			11,766,888
	Real Estate – 18.0%
199,300	AG Mortgage Investment Trust	8.000%	N/A	4,456,348
249,100	Annaly Capital Management	7.625%	N/A	5,729,300
149,500	Apollo Commercial Real Estate Finance	8.625%	N/A	3,746,470
249,100	Apollo Residential Mortgage Inc.	8.000%	N/A	5,676,989
70,546	Ashford Hospitality Trust Inc.	9.000%	N/A	1,834,901
136,421	Ashford Hospitality Trust Inc.	8.450%	N/R	3,418,710
33,100	Campus Crest Communities	8.000%	Ba1	827,500
150,000	Capstead Mortgage Corporation	7.500%	N/R	3,588,000
160,091	CBL & Associates Properties Inc.	7.375%	BB	3,853,390
186,579	Cedar Shopping Centers Inc., Series A	7.250%	N/A	4,293,183
208,314	Chesapeake Lodging Trust	7.750%	N/A	5,195,351
200	Colony Financial Inc.	8.500%	N/R	5,068
5,142	CommomWealth REIT	7.250%	Ba1	116,363
50,000	Coresite Realty Corporation	7.250%	N/A	1,159,000
94,564	CYS Investments Inc.	7.750%	N/A	2,047,311
96,474	CYS Investments Inc.	7.500%	N/R	2,016,307
270,925	DDR Corporation	6.500%	Baa3	6,082,266
16,200	Digital Realty Trust Inc.	7.000%	Baa3	376,326
50,940	Duke Realty Corporation, Series L	6.600%	Baa3	1,217,466
211,800	Dupont Fabros Technology	7.875%	Ba2	5,282,292
3,045	Dupont Fabros Technology	7.625%	Ba2	73,080
98,500	Dynex Capital Inc.	8.500%	N/A	2,387,640
249,600	First Potomac Realty Trust	7.750%	N/R	6,342,336
247,570	Hatteras Financial Corporation	7.625%	N/A	5,533,190
48,490	Health Care REIT, Inc.	6.500%	Baa3	1,146,789
88,850	Hersha Hospitality Trust	6.875%	N/R	2,035,554
63,750	Hospitality Properties Trust	7.125%	Baa3	1,535,100
178,580	Inland Real Estate Corporation	8.125%	N/R	4,589,506

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (3)	Value
	Real Estate (continued)
239,102	Invesco Mortgage Capital Inc.	7.750%		N/A	$5,597,378
3,800	Kennedy-Wilson Inc.	7.750%		BB–	95,760
34,351	Kimco Realty Corporation,	6.900%		Baa2	864,271
20,700	Kite Realty Group Trust	8.250%		N/R	525,987
165,300	MFA Financial Inc.	8.000%		N/A	4,304,412
37,500	MFA Financial Inc.	7.500%		N/A	817,500
73,051	National Retail Properties Inc.	6.625%		Baa2	1,719,621
136,958	New York Mortgage Trust Inc.	7.750%		N/R	2,851,466
178,500	Northstar Realty Finance Corporation	8.875%		N/A	4,507,125
329,164	Northstar Realty Finance Corporation	8.250%		N/R	7,942,727
200,000	Penn Real Estate Investment Trust	8.250%		N/A	5,040,000
72,400	Penn Real Estate Investment Trust	7.375%		N/A	1,744,840
22,464	Prologis Inc., (12)	8.540%		BB+	1,279,044
19,800	PS Business Parks, Inc.	6.875%		Baa2	488,862
59,960	PS Business Parks, Inc.	6.450%		Baa2	1,361,092
154,353	Rait Financial Trust	7.750%		N/R	3,554,750
222,360	Realty Income Corporation	6.625%		Baa2	5,438,926
217,000	Regency Centers Corporation	6.625%		Baa3	5,123,370
400,000	Senior Housing Properties Trust	5.625%		BBB–	7,884,000
157,149	Strategic Hotel Capital Inc., Series B	8.250%		N/R	3,798,291
191,651	Strategic Hotel Capital Inc., Series C	8.250%		N/R	4,653,286
149,300	Urstadt Biddle Properties	7.125%		N/A	3,493,620
300,000	Vornado Realty LP	7.875%		BBB	7,845,000
8,248	Weingarten Realty Trust	6.500%		Baa3	195,890
236,425	Winthrop Realty Trust Inc.	9.250%		N/R	6,281,812
148,900	Winthrop Realty Trust Inc.	7.750%		N/A	3,771,637
	Total Real Estate				175,746,403
	Thrifts & Mortgage Finance – 0.1%
39,002	Everbank Financial Corporation	6.750%		N/A	898,216
30,000	Federal Agricultural Mortgage Corporation	5.875%		Aaa	615,000
	Total Thrifts & Mortgage Finance				1,513,216
	U.S. Agency – 6.3%
168,650	AgriBank FCB, (12)	6.875%		A–	16,954,604
157,375	Cobank Agricultural Credit Bank, 144A, (12)	6.250%		A–	15,226,030
38,725	Cobank Agricultural Credit Bank, (12)	6.125%		A–	3,274,682
259,800	Farm Credit Bank of Texas, 144A, (12)	6.750%		Baa1	26,467,124
	Total U.S. Agency				61,922,440
	Total $25 Par (or similar) Retail Preferred (cost $670,491,280)				665,320,727
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 4.0% (2.8% of Total Investments)
	Capital Markets – 0.0%
$175	Walter Investment Management Corporation , First Lien Term Loan, 144A	7.875%	12/15/21	B	$177,188
	Commercial Services & Supplies – 0.7%
2,900	Iron Mountain Inc.	5.750%	8/15/24	B1	2,711,500
550	R.R. Donnelley & Sons Company	8.250%	3/15/19	BB	636,625
1,900	R.R. Donnelley & Sons Company	7.875%	3/15/21	BB–	2,109,000
650	R.R. Donnelley & Sons Company	6.500%	11/15/23	BB–	653,250
6,000	Total Commercial Services & Supplies				6,110,375
	Diversified Financial Services – 1.0%
1,475	Fly Leasing Limited	6.750%	12/15/20	BB	1,493,438
3,900	Icahn Enterprises Finance	6.000%	8/01/20	BBB–	4,021,875
4,100	Jefferies Finance LLC Corporation, 144A	7.375%	4/01/20	B+	4,294,750
9,475	Total Diversified Financial Services				9,810,063

Nuveen Investments

JPC  Nuveen Preferred Income Opportunities Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Diversified Telecommunication Services – 1.3%
$12,675	Frontier Communications Corporation	7.125%	1/15/23	Ba2	$12,516,563
	Oil, Gas & Consumable Fuels – 1.0%
2,197	Breitburn Energy Partners LP	7.875%	4/15/22	B–	2,337,059
4,853	DCP Midstream LLC, 144A	5.850%	5/21/43	Baa3	4,489,024
2,935	Vanguard Natural Resources Finance	7.875%	4/01/20	B	3,103,762
9,985	Total Oil, Gas & Consumable Fuels				9,929,845
$38,310	Total Corporate Bonds (cost $38,003,303)				38,544,034
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 60.8% (43.3% of Total Investments)
	Capital Markets – 0.8%
1,500	Macquarie PMI LLC	8.375%	N/A (7)	BB+	$1,597,500
4,933	Credit Suisse Guernsey	7.875%	2/24/41	BBB–	5,300,015
1,500	Deutsche Bank Capital Funding Trust V, 144A	4.901%	N/A (7)	BBB–	1,440,000
	Total Capital Markets				8,337,515
	Commercial Banks – 15.8%
19,361	Abbey National Capital Trust I	8.963%	N/A (7)	BBB–	24,201,250
4,430	Barclays PLC	8.250%	N/A (7)	BB+	4,564,229
3,575	Barclays Bank PLC, 144A	10.180%	6/12/21	A–	4,745,705
11,275	BNP Paribas, 144A	7.195%	N/A (7)	BBB	11,979,688
3,290	Commerzbank AG, 144A	8.125%	9/19/23	BB+	3,610,775
1,840	Credit Agricole SA	7.875%	N/A (7)	BB+	1,867,600
4,500	First Empire Capital Trust I, (6)	8.234%	2/01/27	BBB	4,564,467
1,000	HSBC Bank PLC	0.688%	12/19/35	BBB+	712,159
500	HSBC Bank PLC	0.600%	6/11/37	BBB+	337,000
4,654	HSBC Capital Funding LP, Debt	10.176%	N/A (7)	BBB+	6,678,490
5,000	PNC Financial Services Inc., (6)	6.750%	N/A (7)	BBB	5,262,500
22,113	Rabobank Nederland, 144A	11.000%	N/A (7)	A–	29,078,595
4,883	Royal Bank of Scotland Group PLC	7.648%	N/A (7)	BB	5,157,669
6,648	Societe Generale	8.750%	N/A (7)	BBB–	6,998,682
5,010	Societe Generale, 144A	7.875%	N/A (7)	BB+	5,085,150
570	Standard Chartered PLC, 144A	7.014%	N/A (7)	BBB+	601,350
28,371	Wells Fargo & Company, (6)	7.980%	N/A (7)	BBB+	31,988,303
6,095	Zions Bancorporation	7.200%	N/A (7)	BB	6,186,425
	Total Commercial Banks				153,620,037
	Diversified Financial Services – 13.4%
16,400	Agstar Financial Services Inc., 144A	6.750%	N/A (7)	BB	16,277,000
9,625	Bank of America Corporation	8.000%	N/A (7)	BB+	10,648,426
1,850	Bank of America Corporation	8.125%	N/A (7)	BB+	2,058,310
1,000	Citigroup Inc.	8.400%	N/A (7)	BB+	1,105,500
4,965	Credit Suisse Group AG	7.500%	N/A (7)	BB+	5,225,663
9,500	General Electric Capital Corporation, (6)	6.250%	N/A (7)	AA–	9,903,750
33,205	General Electric Capital Corporation, (5), (6)	7.125%	N/A (7)	AA–	37,314,119
3,240	ING US Inc.	5.650%	5/15/53	Ba1	3,110,400
22,402	JPMorgan Chase & Company, (6)	7.900%	N/A (7)	BBB	24,781,092
12,110	JPMorgan Chase & Company	6.750%	N/A (7)	BBB	12,273,485
1,400	JPMorgan Chase & Company	6.000%	N/A (7)	BBB	1,347,500
7,250	JPMorgan Chase & Company	5.150%	N/A (7)	BBB	6,588,438
	Total Diversified Financial Services				130,633,683
	Electric Utilities – 0.2%
1,600	Electricite de France, 144A	5.250%	N/A (7)	A3	1,546,000

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Insurance – 28.6%
1,183	AG2R La Mondiale Vie	7.625%	N/A (7)	BBB–	$1,252,996
4,800	AIG Life Holdings Inc., (6)	8.500%	7/01/30	BBB	6,115,291
5,000	Allstate Corporation, (6)	6.500%	5/15/57	Baa1	5,212,500
2,455	Allstate Corporation, (6)	5.750%	8/15/53	Baa1	2,486,915
3,500	Aquarius & Investments PLC fbo SwissRe	8.250%	N/A (7)	N/R	3,797,500
7,000	Aviva PLC, Reg S	8.250%	N/A (7)	BBB	7,743,750
3,675	AXA SA	8.600%	12/15/30	A3	4,604,984
28,039	Catlin Insurance Company Limited	7.249%	N/A (7)	BBB+	28,950,268
6,815	Cloverie PLC Zurich Insurance	8.250%	N/A (7)	A	7,871,325
2,300	CNP Assurances	7.500%	N/A (7)	BBB+	2,481,581
1,750	Dai-Ichi Mutual Life, 144A	7.250%	N/A (7)	A3	2,034,375
32,040	Financial Security Assurance Holdings, 144A, (6)	6.400%	12/15/66	BBB	25,151,400
1,755	Friends Life Group PLC	7.875%	N/A (7)	BBB+	1,913,515
20,335	Glen Meadows Pass Through Trust	6.505%	8/15/67	BB+	20,131,650
1,030	Great West Life & Annuity Insurance Capital LP II, 144A	7.153%	5/16/46	A–	1,060,900
12,000	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	12,900,000
2,665	Lincoln National Corporation, (6)	7.000%	5/17/66	BBB	2,718,300
1,750	Lincoln National Corporation, (6)	6.050%	4/20/67	BBB	1,723,750
9,335	MetLife Capital Trust IV, 144A	7.875%	2/15/37	BBB	10,758,588
14,660	MetLife Capital Trust X, 144A	9.250%	4/08/38	BBB	18,838,100
13,770	Nationwide Financial Services	6.750%	5/15/37	Baa2	13,546,238
1,150	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	1,273,890
6,855	Provident Financing Trust I	7.405%	3/15/38	Baa3	7,523,363
4,415	Prudential Financial Inc., (6)	5.875%	9/15/42	BBB+	4,525,375
1,600	Prudential PLC	6.500%	N/A (7)	A–	1,606,000
5,169	Prudential PLC	7.750%	N/A (7)	A–	5,582,520
4,600	QBE Capital Funding Trust II, 144A	6.797%	N/A (7)	BBB	4,542,500
14,535	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	15,007,388
7,724	Swiss Re Capital I, 144A	6.854%	N/A (7)	A	8,264,680
18,168	Symetra Financial Corporation, 144A	8.300%	10/15/37	BBB–	19,076,400
17,485	White Mountains Insurance Group	7.506%	N/A (7)	BB+	18,153,801
8,250	XL Capital Ltd	6.500%	N/A (7)	BBB	8,085,000
4,000	ZFS Finance USA Trust II 144A, (6)	6.450%	12/15/65	A	4,280,000
	Total Insurance				279,214,843
	Machinery – 0.4%
3,360	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	3,570,000
	Real Estate – 1.4%
10,165	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (7)	Ba1	13,550,860
	U.S. Agency – 0.2%
1,700	Farm Credit Bank of Texas	10.000%	N/A (7)	Baa1	2,026,716
	Total $1,000 Par (or similar) Institutional Preferred (cost $556,863,415)				592,499,654

Nuveen Investments

JPC  Nuveen Preferred Income Opportunities Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Shares	Description (1), (13)			Value
	INVESTMENT COMPANIES – 0.7% (0.5% of Total Investments)
29,800	Cushing® Royalty and Income Fund			$533,420
1,152,656	MFS Intermediate Income Trust			6,097,550
7,385	Oxford Lane Capital Corporation			130,235
	Total Investment Companies (cost $6,693,421)			6,761,205
	Total Long-Term Investments (cost $1,313,776,811)			1,345,935,939
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.3% (1.7% of Total Investments)
$22,741	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/14, repurchase price $22,741,190, collateralized by $22,855,000 U.S. Treasury Notes, 2.125%, due 8/31/20, value $23,197,825	0.000%	2/03/14	$22,741,190
	Total Short-Term Investments (cost $22,741,190)			22,741,190
	Total Investments (cost $1,336,518,001) – 140.4%			1,368,677,129
	Borrowings – (41.3)% (8), (9)			(402,500,000)
	Other Assets Less Liabilities – 0.9% (10)			8,662,716
	Net Assets Applicable to Common Shares – 100%			$974,839,845

Investments in Derivatives as of January 31, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Unrealized Appreciation (Depreciation) (10)
JPMorgan	$69,725,000	Receive	1-Month USD-LIBOR	1.193%	Monthly	3/21/11	3/21/14	$(120,266)
JPMorgan	114,296,000	Receive	1-Month USD-LIBOR	1.255	Monthly	12/01/14	12/01/18	2,276,236
JPMorgan	114,296,000	Receive	1-Month USD-LIBOR	1.673	Monthly	12/01/14	12/01/20	4,719,246
Morgan Stanley	69,725,000	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/11	3/21/16	(2,472,560)
	$368,042,000							$4,402,656

Nuveen Investments

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)  For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(6)  Investment, or portion of investment, is out on loan as described in Note 8 – Borrowing Arrangements. The total value of investments out on loan as of the end of the reporting period was $75,452,300.

(7)  Perpetual security. Maturity date is not applicable.

(8)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $870,773,291 have been pledged as collateral for Borrowings.

(9)  Borrowings as a percentage of Total Investments is 29.4%.

(10)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(11)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

(12)  For fair value measurement disclosure purposes, $25 Par (or similar) Retail Preferred classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(13)  A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

N/A  Not applicable.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR  American Depositary Receipt.

CORTS  Corporate Backed Trust Securities.

PPLUS  PreferredPlus Trust.

Reg S  Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT  Real Estate Investment Trust.

WI/DD  Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

USD-LIBOR  United States Dollar – London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

JPI

Nuveen Preferred and Income Term Fund

Portfolio of Investments  January 31, 2014 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 138.5% (99.1% of Total Investments)
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 39.6% (28.3% of Total Investments)
	Capital Markets – 1.1%
16,894	Deutsche Bank Capital Funding Trust VIII	6.375%	BBB–	$419,140
242,100	Goldman Sachs Group, Inc.	5.500%	BB+	5,597,352
7,000	Morgan Stanley	6.875%	BB+	177,940
	Total Capital Markets			6,194,432
	Commercial Banks – 6.7%
80,500	City National Corporation	6.750%	BBB–	2,129,225
113,600	Fifth Third Bancorp., (3)	6.625%	BBB–	2,896,800
525,200	Morgan Stanley	7.125%	BB+	13,686,712
125,000	PNC Financial Services	6.125%	BBB	3,185,000
68,553	Private Bancorp Incorporated	7.125%	N/A	1,726,165
87,100	Regions Financial Corporation	6.375%	BB	2,030,301
153,800	Texas Capital Bancshares Inc.	6.500%	BB	3,577,388
38,800	U.S. Bancorp.	6.500%	BBB+	1,053,420
101,900	Wells Fargo & Company	5.850%	BBB+	2,460,885
28,900	Wells Fargo & Company	6.625%	BBB+	760,359
145,900	Zions Bancorporation	6.300%	BB	3,535,157
	Total Commercial Banks			37,041,412
	Communications Equipment – 0.3%
62,000	Verizon Communications Inc., WI/DD, (3), (4)	5.900%	A–	1,569,840
	Consumer Finance – 0.6%
149,800	Discover Financial Services	6.500%	BB	3,577,224
	Diversified Financial Services – 8.4%
487,466	Citigroup Inc.	7.125%	BB+	12,698,489
242,700	Citigroup Inc., (3)	6.875%	BB+	6,237,390
15,100	Countrywide Capital Trust III	7.000%	BB+	379,161
651,000	ING Groep N.V.	7.375%	BBB–	16,528,890
231,273	ING Groep N.V.	7.200%	BBB–	5,874,334
160,268	ING Groep N.V.	7.050%	BBB–	4,049,972
40,000	ING Groep N.V.	6.375%	BBB–	971,200
	Total Diversified Financial Services			46,739,436
	Food Products – 1.8%
340,000	CHS Inc.	7.875%	N/R	9,747,800
	Insurance – 8.6%
15,000	Aegon N.V.	8.000%	Baa1	418,200
100,000	Aegon N.V.	6.500%	Baa1	2,439,000
43,000	Arch Capital Group Limited	6.750%	BBB	1,068,550
59,200	Aspen Insurance Holdings Limited	7.250%	BBB–	1,506,640
432,500	Aspen Insurance Holdings Limited	5.950%	BBB–	10,423,250
177,623	Axis Capital Holdings Limited	6.875%	BBB	4,408,603
3,000	Delphi Financial Group, Inc., (4)	7.376%	BBB–	72,094
299,000	Endurance Specialty Holdings Limited	7.500%	BBB–	7,684,300
147,600	Hartford Financial Services Group Inc.	7.875%	BB+	4,327,632
398,546	Maiden Holdings Limited	8.250%	BB	9,844,086
205,000	Reinsurance Group of America Inc.	6.200%	BBB	5,192,650
	Total Insurance			47,385,005

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (2)	Value
	Oil, Gas & Consumable Fuels – 0.9%
198,600	Nustar Logistics Limited Partnership	7.625%		Ba2	$5,213,250
	U.S. Agency – 11.2%
138,200	AgriBank FCB, (4)	6.875%		A–	13,893,426
100,000	Cobank Agricultural Credit Bank, (4)	11.000%		A–	5,225,000
179,800	Cobank Agricultural Credit Bank, 144A, (4), (5)	6.250%		A–	17,395,650
248,400	Farm Credit Bank of Texas, 144A, (4), (5)	6.750%		Baa1	25,305,750
	Total U.S. Agency				61,819,826
	Total $25 Par (or similar) Retail Preferred (cost $220,745,952)				219,288,225
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 1.2% (0.8% of Total Investments)
	Insurance – 1.2%
$4,430	Nationwide Mutual Insurance Company, 144A, (5)	9.375%	8/15/39	A–	$6,452,260
$4,430	Total Corporate Bonds (cost $6,031,087)				6,452,260
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 97.7% (70.0% of Total Investments)
	Capital Markets – 1.7%
5,309	Credit Suisse Guernsey, Reg S	7.875%	2/24/41	BBB–	$5,703,990
1,500	Deutsche Bank Capital Funding Trust V, 144A	4.901%	N/A (6)	BBB–	1,440,000
1,972	Macquarie PMI LLC	8.375%	N/A (6)	BB+	2,100,180
	Total Capital Markets				9,244,170
	Commercial Banks – 28.6%
4,910	Abbey National Capital Trust I	8.963%	N/A (6)	BBB–	6,137,500
14,310	Banco Santander Finance	10.500%	N/A (6)	BB	14,927,119
4,760	Barclays PLC	8.250%	3/15/64	BB+	4,904,228
4,000	Barclays Bank PLC, 144A	10.180%	6/12/21	A–	5,309,880
12,325	BNP Paribas, 144A	7.195%	N/A (6)	BBB	13,095,313
3,525	Commerzbank AG, 144A	8.125%	9/19/23	BB+	3,868,688
1,980	Credit Agricole SA	7.875%	N/A (6)	BB+	2,009,700
8,031	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (6)	BBB+	11,524,485
29,403	Rabobank Nederland, 144A	11.000%	N/A (6)	A–	38,664,284
5,473	Royal Bank of Scotland Group PLC	7.648%	N/A (6)	BB	5,780,856
7,162	Societe Generale, Reg S	8.750%	N/A (6)	BBB–	7,539,796
5,405	Societe Generale, 144A	7.875%	N/A (6)	BB+	5,486,075
30,910	Wells Fargo & Company, (5)	7.980%	N/A (6)	BBB+	34,851,024
4,350	Zions Bancorporation	7.200%	N/A (6)	BB	4,415,250
	Total Commercial Banks				158,514,198
	Diversified Financial Services – 20.7%
15,700	Agstar Financial Services Inc., 144A, (5)	6.750%	N/A (6)	BB	15,582,250
17,505	Bank of America Corporation	8.000%	N/A (6)	BB+	19,366,307
2,000	Bank of America Corporation	8.125%	N/A (6)	BB+	2,225,200
5,345	Credit Suisse Group AG	7.500%	N/A (6)	BB+	5,625,613
27,285	General Electric Capital Corporation, (5)	7.125%	N/A (6)	AA–	30,661,518
3,025	ING US Inc.	5.650%	5/15/53	Ba1	2,904,000
24,670	JPMorgan Chase & Company, (5)	7.900%	N/A (6)	BBB	27,289,954
9,610	JPMorgan Chase & Company	6.750%	N/A (6)	BBB	9,739,735
1,295	JPMorgan Chase & Company, (5)	6.000%	N/A (6)	BBB	1,246,438
	Total Diversified Financial Services				114,641,015

Nuveen Investments

JPI  Nuveen Preferred and Income Term Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Electric Utilities – 0.3%
2,000	Electricite de France, 144A	5.250%	N/A (6)	A3	$1,932,500
	Insurance – 42.2%
1,309	AG2R La Mondiale Vie, Reg S	7.625%	N/A (6)	BBB–	1,386,452
7,781	AIG Life Holdings Inc., (5)	8.500%	7/01/30	BBB	9,913,142
1,485	Allstate Corporation, (5)	5.750%	8/15/53	Baa1	1,504,305
3,500	Aquarius & Investments PLC fbo SwissRe	8.250%	N/A (6)	N/R	3,797,500
18,740	Aviva PLC, Reg S	8.250%	N/A (6)	BBB	20,731,125
3,945	AXA SA	8.600%	12/15/30	A3	4,943,310
32,395	Catlin Insurance Company Limited, 144A	7.249%	N/A (6)	BBB+	33,447,837
2,640	Cloverie PLC Zurich Insurance, Reg S	8.250%	N/A (6)	A	3,049,200
2,500	CNP Assurances	7.500%	N/A (6)	BBB+	2,697,371
1,900	Dai-Ichi Mutual Life, 144A	7.250%	N/A (6)	A3	2,208,750
36,660	Financial Security Assurance Holdings, 144A, (5)	6.400%	12/15/66	BBB	28,778,100
2,424	Friends Life Group PLC, Reg S	7.875%	N/A (6)	BBB+	2,642,941
20,955	Glen Meadows Pass Through Trust, 144A, (5)	6.505%	2/12/67	BB+	20,745,450
1,120	Great West Life & Annuity Insurance Capital LP II, 144A, (5)	7.153%	5/16/46	A–	1,153,600
780	Lincoln National Corporation, (5)	7.000%	5/17/66	BBB	795,600
15,815	MetLife Capital Trust X, 144A, (5)	9.250%	4/08/68	BBB	20,322,275
7,703	Provident Financing Trust I	7.405%	3/15/38	Baa3	8,454,043
3,325	Prudential Financial Inc., (5)	5.875%	9/15/42	BBB+	3,408,125
5,000	Prudential PLC	7.750%	N/A (6)	A–	5,400,000
20,925	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	21,605,063
28,226	Symetra Financial Corporation, 144A, (5)	8.300%	10/15/37	BBB–	29,637,299
6,830	White Mountain Re Group, 144A	7.506%	N/A (6)	BB+	7,091,248
	Total Insurance				233,712,736
	Machinery – 0.7%
3,615	Stanley Black & Decker Inc., (5)	5.750%	12/15/53	BBB+	3,840,938
	Real Estate – 3.4%
13,998	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (6)	Ba1	18,660,594
	U.S. Agency – 0.1%
502	Farm Credit Bank of Texas	10.000%	N/A (6)	Baa1	598,478
	Total $1,000 Par (or similar) Institutional Preferred (cost $526,027,785)				541,144,629
	Total Long-Term Investments (cost $752,804,824)				766,885,114
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 1.2% (0.9% of Total Investments)
$6,797	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/14, repurchase price $6,796,665, collateralized by $6,660,000 U.S. Treasury Notes, 2.625%, due 11/15/20, value $6,935,491	0.000%	2/03/14		$6,796,665
	Total Short-Term Investments (cost $6,796,665)				6,796,665
	Total Investments (cost $759,601,489) – 139.7%				773,681,779
	Borrowings – (40.6)% (7), (8)				(225,000,000)
	Other Assets Less Liabilities – 0.9% (9)				5,079,078
	Net Assets Applicable to Common Shares – 100%				$553,760,857

Nuveen Investments

Investments in Derivatives as of January 31, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (10)	Termination Date	Unrealized Appreciation (Depreciation) (9)
JPMorgan	$84,375,000	Receive	1-Month USD-LIBOR	1.498%	Monthly	12/01/14	12/01/18	$878,194
JPMorgan	84,375,000	Receive	1-Month USD-LIBOR	1.995	Monthly	12/01/14	12/01/20	1,927,811
	$168,750,000							$2,806,005

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)  For fair value measurement disclosure purposes, $25 Par (or similar) Retail Preferred classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)  Investment, or portion of investment, is out on loan as described in Note 8 – Borrowing Arrangements. The total value of investments out on loan as of the end of the reporting period was $175,206,500.

(6)  Perpetual security. Maturity date is not applicable.

(7)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $558,596,196 have been pledged as collateral for Borrowings.

(8)  Borrowings as a percentage of Total Investments is 29.1%.

(9)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(10)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

N/A  Not applicable.

WI/DD  Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S  Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

USD-LIBOR  United States Dollar – London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

JPW

Nuveen Flexible Investment Income Fund

Portfolio of Investments  January 31, 2014 (Unaudited)

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 140.3% (98.7% of Total Investments)
	COMMON STOCKS – 18.2% (12.8% of Total Investments)
	Automobiles – 0.8%
35,000	Ford Motor Company	$523,600
	Capital Markets – 5.3%
55,800	Ares Capital Corporation	988,218
7,800	Arlington Asset Investment Corporation	204,750
14,800	FBR Capital Markets Corporation, (2)	359,048
69,028	Medley Capital Corporation	951,896
64,800	TCP Capital Corporation	1,122,336
	Total Capital Markets	3,626,248
	Commercial Banks – 0.8%
12,000	Wells Fargo & Company	544,080
	Communications Equipment – 0.8%
44,200	Ericsson LM Telefonaktiebolaget	543,218
	Diversified Financial Services – 0.7%
10,100	Citigroup Inc.	479,043
	Diversified Telecommunication Services – 0.7%
17,300	CenturyLink Inc.	499,278
	Energy Equipment & Services – 0.8%
9,700	Baker Hughes Incorporated	549,408
	Food & Staples Retailing – 0.7%
55,600	Metro AG, (4)	458,722
	Food Products – 0.8%
69,600	Orkla ASA	545,664
	Hotels, Restaurants & Leisure – 0.8%
16,700	Norwegian Cruise Line Holdings Limited, (2)	584,834
	Insurance – 0.7%
10,600	American International Group, Inc.	508,376
	Life Sciences Tools & Services – 0.8%
4,400	Bio-Rad Laboratories Inc., (2)	559,328
	Machinery – 0.8%
13,000	Woodward Governor Company	557,050
	Oil, Gas & Consumable Fuels – 2.1%
22,600	Energy Transfer Equity LP	942,872
9,200	Tesoro Corporation	473,984
	Total Oil, Gas & Consumable Fuels	1,416,856
	Pharmaceuticals – 0.9%
13,400	Teva Pharmaceutical Industries Limited, Sponsored ADR	598,042

Nuveen Investments

Shares	Description (1)			Value
	Semiconductors & Equipment – 0.7%
21,900	Microsemi Corporation, (2)			$513,336
	Total Common Stocks (cost $12,437,038)			12,507,083
Shares	Description (1)	Coupon	Ratings (3)	Value
	CONVERTIBLE PREFERRED SECURITIES – 0.4% (0.3% of Total Investments)
	Real Estate – 0.4%
12,100	American Homes 4 Rent, (2)	5.000%	N/R	$297,055
	Total Convertible Preferred Securities (cost $302,498)			297,055
Shares	Description (1)	Coupon	Ratings (3)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 99.4% (69.9% of Total Investments)
	Capital Markets – 14.4%
22,259	Affiliated Managers Group Inc.	6.375%	BBB	$528,874
29,640	Allied Capital Corporation	6.875%	BBB	713,731
23,400	Apollo Investment Corporation	6.875%	BBB	535,158
14,844	Apollo Investment Corporation	6.625%	BBB	333,990
14,170	Ares Capital Corporation	7.000%	BBB	368,420
37,872	BGC Partners Inc.	8.125%	BBB–	996,034
39,444	Fifth Street Finance Corporation	6.125%	BBB–	891,434
2,100	Fifth Street Finance Corporation	5.875%	BBB–	47,880
15,212	Hercules Technology Growth Capital Incorporated	7.000%	N/R	392,028
15,769	Hercules Technology Growth Capital Incorporated	7.000%	N/A	405,894
3,300	JMP Group Inc., (8)	7.250%	N/R	82,500
28,076	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	645,748
2,355	Medley Capital Corporation	6.125%	N/R	55,743
43,543	MVC Capital Incorporated	7.250%	N/A	1,101,202
15,255	Oxford Lane Capital Corporation	7.500%	N/R	356,052
15,300	Prosepect Capital Corporation, Convertible Bond	6.950%	BBB	389,385
26,150	Saratoga Investment Corporation	7.500%	N/R	654,012
30,000	Solar Capital Limited	6.750%	BBB–	649,500
30,295	Triangle Capital Corporation	6.375%	N/A	739,198
	Total Capital Markets			9,886,783
	Commercial Banks – 12.1%
29,660	Boston Private Financial Holdings Inc.	6.950%	N/R	686,629
19,300	City National Corporation	6.750%	BBB–	510,485
6,100	Fifth Third Bancorp., (2)	6.625%	BBB–	155,550
26,850	First Horizon National Corporation	6.200%	Ba3	585,062
21,871	First Niagara Finance Group	8.625%	BB+	626,167
19,200	First Republic Bank of San Francisco	6.200%	BBB	451,008
26,626	FNB Corporation	7.250%	Ba3	700,530
24,600	Morgan Stanley	7.125%	BB+	641,076
24,873	Private Bancorp Incorporated	7.125%	N/A	626,302
22,114	Regions Financial Corporation	6.375%	BB	515,477
12,697	TCF Financial Corporation	7.500%	BB	323,900
13,050	TCF Financial Corporation	6.450%	BB	308,372
30,000	Texas Capital Bancshares	6.500%	BB+	682,800
36,003	Twenty First Century Fox Inc.	8.000%	N/R	928,517
26,663	Webster Financial Corporation	6.400%	Ba1	602,584
	Total Commercial Banks			8,344,459
	Consumer Finance – 1.9%
26,325	Discover Financial Services	6.500%	BB	628,641
15,150	GMAC Capital Trust I	8.125%	B	414,807
6,980	HSBC Finance Corporation	6.360%	A	164,798
3,500	SLM Corporation	6.000%	BBB–	70,315
	Total Consumer Finance			1,278,561

Nuveen Investments

JPW  Nuveen Flexible Investment Income Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Shares	Description (1)	Coupon	Ratings (3)	Value
	Diversified Financial Services – 5.0%
18,100	Citigroup Inc.	7.125%	BB+	$471,505
2,295	Intl FCStone Inc.	8.500%	N/R	57,352
26,362	KCAP Financial Inc.	7.375%	N/A	678,822
36,145	KKR Financial Holdings LLC	7.375%	BB+	888,083
29,075	Main Street Capital Corporation	6.125%	N/R	694,020
26,818	PennantPark Investment Corporation	6.250%	BBB–	651,677
	Total Diversified Financial Services			3,441,459
	Diversified Telecommunication Services – 1.4%
26,300	Qwest Corporation	7.500%	BBB–	660,130
12,700	Qwest Corporation	7.375%	BBB–	317,627
	Total Diversified Telecommunication Services			977,757
	Health Care Providers & Services – 1.2%
31,600	Adcare Health Systems Inc.	10.875%	N/R	853,200
	Household Durables – 1.0%
26,285	Pitney Bowes Incorporated	6.700%	BBB	656,074
	Insurance – 13.0%
14,061	American Financial Group	6.375%	BBB+	348,994
19,952	Arch Capital Group Limited	6.750%	BBB	495,807
21,038	Argo Group US Inc.	6.500%	BBB–	448,320
3,720	Aspen Insurance Holdings Limited	7.401%	BBB–	95,827
34,653	Aspen Insurance Holdings Limited	7.250%	BBB–	881,919
15,504	Axis Capital Holdings Limited	6.875%	BBB	384,809
2,600	Endurance Specialty Holdings Limited	7.750%	BBB–	67,860
38,065	Endurance Specialty Holdings Limited	7.500%	BBB–	978,271
17,148	Hanover Insurance Group	6.350%	Ba1	370,911
20,397	Maiden Holdings NA Limited	8.250%	BBB–	502,582
19,125	Maiden Holdings NA Limited	8.000%	BBB–	472,196
22,100	Maiden Holdings NA Limited	7.750%	BBB–	503,880
17,132	MetLife Inc.	6.500%	Baa2	427,101
9,025	PartnerRe Limited	7.250%	BBB+	233,116
26,414	PartnerRe Limited	6.500%	BBB+	645,822
20,856	Protective Life Corporation	6.250%	BBB	482,191
5,953	Protective Life Corporation	6.000%	BBB	137,157
13,250	Prudential PLC	6.750%	A–	334,165
12,273	Prudential PLC	6.500%	A–	308,052
12,473	RenaissanceRe Holdings Limited	6.080%	BBB+	284,010
26,375	Selective Insurance Group	5.875%	BBB+	547,545
	Total Insurance			8,950,535
	Marine – 1.5%
8,400	Costamare Inc., (2)	8.500%	N/R	209,160
24,024	Costamare Inc.	7.625%	N/R	556,156
1,790	International Shipholding Corporation	9.000%	N/R	179,018
2,700	Navios Maritime Holdings Inc., (2)	8.750%	N/R	65,151
	Total Marine			1,009,485
	Multi-Utilities – 0.4%
11,862	DTE Energy Company	6.500%	Baa1	293,585
	Oil, Gas & Consumable Fuels – 6.1%
2,400	Callon Petroleum Company	10.000%	N/R	114,528
16,379	Magnum Hunter Resources Corporation	8.000%	N/A	779,640
14,900	Miller Energy Resources Inc.	10.500%	N/A	356,110
30,000	Nustar Logistics Limited Partnership	7.625%	Ba2	787,500
43,850	Teekay Offshore Partners LP	7.250%	N/R	1,091,865

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (3)	Value
	Oil, Gas & Consumable Fuels (continued)
16,000	Tsakos Energy Navigation Limited	8.875%	N/R	$377,760
26,425	Vanguard Natural Resources LLC	7.875%	N/R	704,755
	Total Oil, Gas & Consumable Fuels			4,212,158
	Real Estate – 35.3%
27,675	AG Mortgage Investment Trust	8.000%	N/A	618,813
21,425	Annaly Capital Management	7.625%	N/A	492,775
18,900	Annaly Capital Management	7.500%	N/R	430,164
12,490	Apollo Commercial Real Estate Finance	8.625%	N/A	312,999
27,000	Apollo Residential Mortgage Inc.	8.000%	N/A	615,330
26,525	Arbor Realty Trust Incorporated	8.250%	N/R	663,656
14,213	Ashford Hospitality Trust Inc.	9.000%	N/A	369,680
8,800	Campus Crest Communities	8.000%	Ba1	220,000
30,000	CBL & Associates Properties Inc.	7.375%	BB	722,100
35,000	Cedar Shopping Centers Inc., Series A	7.250%	N/A	805,350
25,760	Chesapeake Lodging Trust	7.750%	N/A	642,454
2,203	Colony Financial Inc.	8.500%	N/R	55,824
6,248	CommomWealth REIT	7.250%	Ba1	141,392
20,000	Coresite Realty Corporation	7.250%	N/A	463,600
37,273	Corporate Office Properties Trust	7.375%	BB	910,207
10,400	CYS Investments Inc.	7.750%	N/A	225,160
12,716	CYS Investments Inc.	7.500%	N/R	265,764
28,336	Digital Realty Trust Inc.	7.000%	Baa3	658,245
37,508	Dupont Fabros Technology	7.875%	Ba2	935,450
200	Dupont Fabros Technology	7.625%	Ba2	4,800
12,800	Dynex Capital Inc.	8.500%	N/A	310,272
10,813	Dynex Capital Inc.	7.625%	N/R	238,102
10,000	EPR Properties Inc.	6.625%	Baa3	216,800
13,286	First Potomac Realty Trust	7.750%	N/R	337,597
9,600	Hospitality Properties Trust	7.125%	Baa3	231,168
25,775	Inland Real Estate Corporation	8.125%	N/R	662,418
26,285	Invesco Mortgage Capital Inc.	7.750%	N/A	615,332
25,900	Kennedy-Wilson Inc.	7.750%	BB–	652,680
25,350	Kite Realty Group Trust	8.250%	N/A	644,144
10,000	LaSalle Hotel Properties	6.375%	N/R	215,000
12,100	MFA Financial Inc.	8.000%	N/A	315,084
20,051	MFA Financial Inc.	7.500%	N/A	437,112
20,925	Northstar Realty Finance Corporation	8.875%	N/A	528,356
24,048	Northstar Realty Finance Corporation	8.250%	N/R	580,278
15,000	Pebblebrook Hotel Trust	7.875%	N/A	383,250
13,175	Pebblebrook Hotel Trust	8.000%	N/A	335,040
17,725	Penn Real Estate Investment Trust	8.250%	N/A	446,670
8,844	Penn Real Estate Investment Trust	7.375%	N/A	213,140
29,150	Rait Financial Trust	7.750%	N/R	671,325
41,023	Retail Properties of America	7.000%	N/A	922,197
20,000	Sabra Health Care Real Estate Investment Trust	7.125%	B2	495,000
20,984	Senior Housing Properties Trust	5.625%	BBB–	413,595
7,368	STAG Industrial Inc.	9.000%	BB	196,210
13,829	STAG Industrial Inc.	6.625%	BB	317,376
13,300	Strategic Hotel Capital Inc., Series B	8.250%	N/R	321,461
31,295	Strategic Hotel Capital Inc., Series C	8.250%	N/R	759,843
26,919	Summit Hotel Properties Inc.	7.875%	N/A	668,130
28,574	Sunstone Hotel Investors Inc.	8.000%	N/A	722,922
10,282	UMH Properties Inc.	8.250%	N/R	261,883
19,113	Urstadt Biddle Properties	7.125%	N/A	447,244
28,111	Winthrop Realty Trust Inc.	9.250%	N/R	746,909
17,600	Winthrop Realty Trust Inc.	7.750%	N/A	445,808
	Total Real Estate			24,306,109

Nuveen Investments

JPW  Nuveen Flexible Investment Income Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Shares	Description (1)	Coupon		Ratings (3)	Value
	Thrifts & Mortgage Finance – 2.6%
27,098	Astoria Financial Corporation	6.500%		BB	$613,770
31,669	Everbank Financial Corporation	6.750%		N/A	729,337
22,600	Federal Agricultural Mortgage Corporation	5.875%		Aaa	463,300
	Total Thrifts & Mortgage Finance				1,806,407
	U.S. Agency – 2.6%
6,600	AgriBank FCB, (8)	6.875%		A–	663,507
7,950	Cobank Agricultural Credit Bank, (8)	6.125%		A–	672,272
4,000	Farm Credit Bank of Texas, 144A, (8)	6.750%		Baa1	407,500
	Total U.S. Agency				1,743,279
	Wireless Telecommunication Services – 0.9%
26,203	United States Cellular Corporation	6.950%		Baa2	648,783
	Total $25 Par (or similar) Retail Preferred (cost $70,312,222)				68,408,634
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 12.0% (8.4% of Total Investments)
	Capital Markets – 0.1%
$50	Walter Investment Management Corporation , First Lien Term Loan, 144A	7.875%	12/15/21	B	$50,625
	Commercial Services & Supplies – 3.0%
1,000	Iron Mountain Inc.	5.750%	8/15/24	B1	935,000
200	R.R. Donnelley & Sons Company	7.000%	2/15/22	BB–	213,000
940	R.R. Donnelley & Sons Company	6.500%	11/15/23	BB–	944,700
2,140	Total Commercial Services & Supplies				2,092,700
	Diversified Financial Services – 2.6%
325	Fly Leasing Limited	6.750%	12/15/20	BB	329,063
375	Icahn Enterprises Finance	6.000%	8/01/20	BBB–	386,719
1,000	Jefferies Finance LLC Corporation, 144A	7.375%	4/01/20	B+	1,047,500
1,700	Total Diversified Financial Services				1,763,282
	Diversified Telecommunication Services – 2.4%
1,650	Frontier Communications Corporation	7.125%	1/15/23	Ba2	1,629,371
	Oil, Gas & Consumable Fuels – 3.9%
430	Breitburn Energy Partners LP	7.875%	4/15/22	B–	457,414
1,000	DCP Midstream LLC, 144A	5.850%	5/21/43	Baa3	925,000
1,000	NuStar Logistics LP	6.750%	2/01/21	BB+	1,035,000
275	Vanguard Natural Resources Finance	7.875%	4/01/20	B	290,814
2,705	Total Oil, Gas & Consumable Fuels				2,708,228
$8,245	Total Corporate Bonds (cost $8,094,797)				8,244,206
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 8.2% (5.8% of Total Investments)
	Commercial Banks – 1.5%
1,000	Zions Bancorporation	7.200%	N/A (5)	BB	$1,015,000
	Diversified Financial Services – 2.1%
100	ING US Inc.	5.650%	5/15/53	Ba1	96,000
1,075	JPMorgan Chase & Company	5.150%	N/A (5)	BBB	976,906
375	JPMorgan Chase & Company	6.750%	N/A (5)	BBB	380,063
	Total Diversified Financial Services				1,452,969

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Insurance – 4.6%
375	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	$403,125
1,175	National Financial Services Inc.	6.750%	5/15/37	Baa2	1,155,907
675	StanCorp Financial Group Inc.	6.900%	6/01/67	BBB–	671,625
975	XL Capital Ltd	6.500%	N/A (5)	BBB	955,500
	Total Insurance				3,186,157
	Total $1,000 Par (or similar) Institutional Preferred (cost $5,643,523)				5,654,126
Shares	Description (1), (9)				Value
	INVESTMENT COMPANIES – 2.1% (1.5% of Total Investments)
29,936	Cushing Royalty and Income Fund				$535,854
170,700	MFS Intermediate Income Trust				903,003
1,100	Oxford Lane Capital Corporation				19,399
	Total Investment Companies (cost $1,443,505)				1,458,256
	Total Long-Term Investments (cost $98,233,583)				96,569,360
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 1.9% (1.3% of Total Investments)
$1,314	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/14, repurchase price $1,313,604, collateralized by $1,290,000 U.S. Treasury Notes, 2.625%, due 11/15/20, value $1,343,361	0.000%	2/03/14		$1,313,604
	Total Short-Term Investments (cost $1,313,604)				1,313,604
	Total Investments (cost $99,547,187) – 142.2%				97,882,964
	Borrowings – (40.0)% (6), (7)				(27,500,000)
	Other Assets Less Liabilities – (2.2)%				(1,559,126)
	Net Assets Applicable to Common Shares – 100%				$68,823,838

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)  For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)  Perpetual security. Maturity date is not applicable.

(6)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $61,822,683 have been pledged as collateral for Borrowings.

(7)  Borrowings as a percentage of Total Investments is 28.1%.

(8)  For fair value measurement disclosure purposes, $25 Par (or similar) Retail Preferred classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)  A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

N/A  Not applicable.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  January 31, 2014 (Unaudited)

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Assets
Long-term investments, at value (cost $1,313,776,811, $752,804,824 and $98,233,583, respectively)	$1,345,935,939	$766,885,114	$96,569,360
Short-term investments, at value (cost approximates value)	22,741,190	6,796,665	1,313,604
Unrealized appreciation on interest rate swaps, net	6,875,216	2,806,005	—
Receivable for:
Dividends	1,299,532	178,016	162,999
Interest	8,579,452	7,130,455	258,897
Investments sold	10,880,475	3,032,944	931,126
Reclaims	66,216	34,977	—
Other assets	172,395	18,828	397
Total assets	1,396,550,415	786,883,004	99,236,383
Liabilities
Borrowings	402,500,000	225,000,000	27,500,000
Unrealized depreciation on interest rate swaps	2,472,560	—	—
Payable for:
Dividends	6,032,938	3,769,579	446,047
Investments purchased	9,235,849	3,586,306	2,335,849
Accrued expenses:
Management fees	963,143	567,727	70,682
Interest on borrowings	22,643	13,313	20,373
Trustees fees	196,386	20,804	856
Other	287,051	164,418	38,738
Total liabilities	421,710,570	233,122,147	30,412,545
Net assets applicable to common shares	$974,839,845	$553,760,857	$68,823,838
Common shares outstanding	96,990,341	22,752,777	3,705,250
Net asset value ("NAV") per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$10.05	$24.34	$18.57
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$969,903	$227,528	$37,053
Paid-in surplus	1,291,757,040	541,836,890	70,585,222
Undistributed (Over-distribution of) net investment income	(5,936,429)	(147,971)	(77,890)
Accumulated net realized gain (loss)	(348,512,024)	(5,041,885)	(56,324)
Net unrealized appreciation (depreciation)	36,561,355	16,886,295	(1,664,223)
Net assets applicable to common shares	$974,839,845	$553,760,857	$68,823,838
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Six Months Ended January 31, 2014 (Unaudited)

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Investment Income
Dividends (net of tax withheld of $41,646, $38,269 and $486, respectively)	$25,567,309	$8,262,101	$2,823,446
Interest	21,639,051	18,936,872	352,345
Other income	87,208	48,750	—
Total investment income	47,293,568	27,247,723	3,175,791
Expenses
Management fees	5,693,899	3,391,582	404,972
Interest expense on borrowings	2,214,576	1,332,594	111,126
Shareholder servicing agent fees and expenses	2,643	119	58
Custodian fees and expenses	117,314	67,825	12,800
Trustees fees and expenses	19,398	10,975	1,267
Professional fees	41,323	43,062	14,679
Shareholder reporting expenses	109,468	68,523	18,412
Stock exchange listing fees	15,616	4,344	60
Investor relations expenses	33,224	39,827	5,204
Other expenses	21,907	19,408	3,497
Total expenses	8,269,368	4,978,259	572,075
Net investment income (loss)	39,024,200	22,269,464	2,603,716
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(3,206,087)	(5,023,403)	(63,024)
Options written	30,270	—	—
Swaps	(1,003,933)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(16,567,556)	2,435,462	(1,024,790)
Swaps	(2,060,410)	(2,037,414)	—
Net realized and unrealized gain (loss)	(22,807,716)	(4,625,355)	(1,087,814)
Net increase (decrease) in net assets applicable to common shares from operations	$16,216,484	$17,644,109	$1,515,902

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets (Unaudited)

	Preferred Income Opportunities (JPC)			Preferred and Income Term (JPI)
	Six Months Ended 1/31/14	Seven Months Ended 7/31/13	Year Ended 12/31/12	Six Months Ended 1/31/14	Year Ended 7/31/13
Operations
Net investment income (loss)	$39,024,200	$44,289,492	$73,402,758	$22,269,464	$42,555,776
Net realized gain (loss) from:
Investments and foreign currency	(3,206,087)	29,849,203	37,117,450	(5,023,403)	13,635,080
Securities sold short	—	—	(1,666,640)	—	—
Options written	30,270	—	2,565,730	—	—
Options purchased	—	—	(158,961)	—	—
Swaps	(1,003,933)	(1,164,775)	(1,942,963)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(16,567,556)	(42,091,501)	120,367,362	2,435,462	11,980,059
Securities sold short	—	—	1,293,234	—	—
Options written	—	—	(1,365,960)	—	—
Options purchased	—	—	158,251	—	—
Swaps	(2,060,410)	10,069,799	754,389	(2,037,414)	4,843,419
Net increase (decrease) in net assets applicable to common shares from operations	16,216,484	40,952,218	230,524,650	17,644,109	73,014,334
Distributions to Common Shareholders
From net investment income	(36,836,932)	(42,976,421)	(73,683,563)	(23,071,316)	(42,294,495)
From accumulated net realized gains	—	—	—	(11,110,181)	(2,213,845)
Decrease in net assets applicable to common shares from distributions to common shareholders	(36,836,932)	(42,976,421)	(73,683,563)	(34,181,497)	(44,508,340)
Capital Share Transactions
Common shares:
Proceeds from sale of shares, net of offering costs	—	—	—	—	65,316,610
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	223,182
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	—	65,539,792
Net increase (decrease) in net assets applicable to common shares	(20,620,448)	(2,024,203)	156,841,087	(16,537,388)	94,045,786
Net assets applicable to common shares at the beginning of period	995,460,293	997,484,496	840,643,409	570,298,245	476,252,459
Net assets applicable to common shares at the end of period	$974,839,845	$995,460,293	$997,484,496	$553,760,857	$570,298,245
Undistributed (Over-distribution of) net investment income at the end of period	$(5,936,429)	$(8,123,697)	$(8,330,468)	$(147,971)	$653,881

See accompanying notes to financial statements.

Nuveen Investments

	Flexible Investment Income (JPW)
	Six Months Ended 1/31/14	For the Period 6/25/13 (commencement of operations) through 7/31/13
Operations
Net investment income (loss)	$2,603,716	$119,563
Net realized gain (loss) from:
Investments and foreign currency	(63,024)	6,700
Securities sold short	—	—
Options written	—	—
Options purchased	—	—
Swaps	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(1,024,790)	(639,433)
Securities sold short	—	—
Options written	—	—
Options purchased	—	—
Swaps	—	—
Net increase (decrease) in net assets applicable to common shares from operations	1,515,902	(513,170)
Distributions to Common Shareholders
From net investment income	(2,801,169)	—
From accumulated net realized gains	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(2,801,169)	—
Capital Share Transactions
Common shares:
Proceeds from sale of shares, net of offering costs	3,812,000	66,710,000
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	3,812,000	66,710,000
Net increase (decrease) in net assets applicable to common shares	2,526,733	66,196,830
Net assets applicable to common shares at the beginning of period	66,297,105	100,275
Net assets applicable to common shares at the end of period	$68,823,838	$66,297,105
Undistributed (Over-distribution of) net investment income at the end of period	$(77,890)	$119,563

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Cash Flows  Six Months Ended January 31, 2014 (Unaudited)

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$16,216,484	$17,644,109	$1,515,902
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(253,674,524)	(165,311,064)	(54,028,291)
Proceeds from sales and maturities of investments	268,845,183	178,621,997	21,621,290
Proceeds from (Purchases of) short-term investments, net	(8,798,884)	(2,032,659)	464,629
Proceeds from (Payments for) swap contracts, net	(1,003,933)	—	—
Premiums received for options written	30,270	—	—
Amortization (Accretion) of premiums and discounts, net	174,625	213,534	(4,804)
(Increase) Decrease in:
Receivable for dividends	(17,167)	(64,237)	(47,136)
Receivable for interest	738,291	1,287,202	(196,211)
Receivable for investments sold	(8,891,079)	(1,498,981)	(931,126)
Receivable for reclaims	(249)	(34,977)	—
Other assets	22,564	31,303	(397)
Increase (Decrease) in:
Payable for investment purchased	404,711	691,901	1,522,933
Accrued management fees	(17,099)	(12,140)	21,644
Accrued interest on borrowings	(2,596)	(1,451)	20,373
Accrued Trustees fees	3,047	3,768	254
Accrued other expenses	(45,641)	(1,937)	(4,524)
Net realized (gain) loss from:
Investments and foreign currency	3,206,087	5,023,403	63,024
Options written	(30,270)	—	—
Swaps	1,003,933	—	—
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	16,567,556	(2,435,462)	1,024,790
Swaps	2,060,410	2,037,414	—
Proceeds from litigation settlement	40,157	—	—
Net cash provided by (used in) operating activities	36,831,876	34,161,723	(28,957,650)
Cash Flows from Financing Activities:
Proceeds from borrowings	—	—	27,500,000
Cash distributions paid to common shareholders	(36,831,876)	(34,161,723)	(2,355,122)
Proceeds from sale of shares, net of offering costs	—	—	3,812,000
Net cash provided by (used in) financing activities	(36,831,876)	(34,161,723)	28,956,878
Net Increase (Decrease) in Cash	—	—	(772)
Cash at the beginning of period	—	—	772
Cash at the End of Period	$—	$—	$—
Supplemental Disclosure of Cash Flow Information
	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Cash paid for interest on borrowings (excluding borrowing costs)	$2,217,172	$1,299,730	$90,753

See accompanying notes to financial statements.

Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments

Financial

Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to FundPreferred Shareholders(b)		Distributions from Accumulated Net Realized Gains to FundPreferred Shareholders(b)	Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Return of Capital to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share NAV	Ending Market Value
Preferred Income Opportunities (JPC)
Year Ended 7/31:
2014(i)	$10.26	$.40	$(.23)	$—		$—	$.17	$(.38)	$—	$—	$(.38)	$—		$10.05	$8.99
2013(h)	10.28	.46	(.04)	—		—	.42	(.44)	—	—	(.44)	—		10.26	9.35
Year Ended 12/31:
2012	8.67	.76	1.61	—		—	2.37	(.76)	—	—	(.76)	—		10.28	9.71
2011	9.62	.51	(.72)	—		—	(.21)	(.75)	—	— *	(.75)	.01		8.67	8.01
2010	8.56	.50	1.23	—		—	1.73	(.57)	—	(.11)	(.68)	.01		9.62	8.35
2009	5.60	.54	3.03	—	*	—	3.57	(.61)	—	(.02)	(.63)	.02		8.56	7.49
2008	12.38	.86	(6.49)	(.15)		—	(5.78)	(.69)	—	(.31)	(1.00)	—	*	5.60	4.60
	FundPreferred Shares at End of Period			Borrowings at End of Period
Preferred Income Opportunities (JPC)	Aggregate Amount Outstanding (000)	Liquidation and Market Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 7/31:
2014(i)	$—	$—	$—	$402,500	$3,422
2013(h)	—	—	—	402,500	3,473
Year Ended 12/31:
2012	—	—	—	383,750	3,599
2011	—	—	—	348,000	3,416
2010	—	—	—	270,000	4,477
2009	—	—	—	270,000	4,111
2008	118,650	25,000	142,298	145,545	5,640

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on common share equivalents.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
	Based on Common Share NAV(c)	Based on Market Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(g)
Preferred Income Opportunities (JPC)
Year Ended 7/31:
2014(i)	1.75%	.35%	$974,840	1.70	%***	8.02	%***	N/A	N/A	19%
2013(h)	4.09	.63	995,460	1.67	***	7.47	***	N/A	N/A	27
Year Ended 12/31:
2012	28.17	31.44	997,484	1.79		7.85		N/A	N/A	123
2011	(2.23)	4.95	840,643	1.73		5.40		1.70%	5.43%	34
2010	21.06	21.28	938,844	1.67		5.39		1.54	5.52	49
2009	67.37	81.73	839,846	1.80		7.76		1.57	7.99	50
2008	(49.27)	(51.80)	556,698	2.47		8.14		2.04	8.57	36

(d)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.

  • Each ratio includes the effect of dividends expense on securities sold short and all interest expense paid and other costs related to borrowings, where applicable as follows:

Preferred Income Opportunities (JPC)	Ratios of Dividends Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares(f)		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 7/31:
2014(i)	—%		.46	%***
2013(h)	—		.45	***
Year Ended 12/31:
2012	—		.52
2011	—	**	.43
2010	—	**	.40
2009	—	**	.45
2008	.01		.82

(e)  After expense reimbursement from the Adviser, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.

(f)  Effective for periods beginning after December 31, 2011, the Fund no longer makes short sales of securities.

(g)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(h)  For the seven months ended July 31, 2013.

(i)  For the six months ended January 31, 2014.

N/A  The Fund no longer has a contractual reimbursement agreement with the Adviser.

*  Rounds to less than $.01 per share.

**  Rounds to less than .01%.

***  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions							Total Returns
	Beginning Common Share NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income to Common Share- holders	From Accumu- lated Net Realized Gains to Common Share- holders	Total	Offering Costs		Ending Common Share NAV	Ending Market Value	Based on Common Share NAV(b)	Based on Market Value(b)
Preferred and Income Term (JPI)
Year Ended 7/31:
2014(i)	$25.06	$.98		$(.20)	$.78	$(1.01)	$(.49)	$(1.50)	$—		$24.34	$22.55	3.21%	1.80%
2013	23.81	1.89		1.32	3.21	(1.86)	(.10)	(1.96)	—	*	25.06	23.68	13.69	.41
2012(d)	23.88	—	*	(.02)	(.02)	—	—	—	(.05)		23.81	25.50	(.23)	2.00
Flexible Investment Income (JPW)
Year Ended 7/31:
2014(i)	18.91	.70		(.28)	.42	(.76)	—	(.76)	—	*	18.57	16.58	2.37	(12.35)
2013(h)	19.10	.03		(.18)	(.15)	—	—	—	(.04)		18.91	19.80	(.99)	(1.00)
	Borrowings at End of Period(e)
Preferred and Income Term (JPI)	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 7/31:
2014(i)	$225,000	$3,461
2013	225,000	3,535
Flexible Investment Income (JPW)
Year Ended 7/31:
2014(i)	27,500	3,503

Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Applicable to Common Shares(c)
	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)
Preferred and Income Term (JPI)
Year Ended 7/31:
2014(i)	$553,761	1.77	%**	7.92	%**	21%
2013	570,298	1.72		7.51		57
2012(d)	476,252	.97	**	(.96	)**	—
Flexible Investment Income (JPW)
Year Ended 7/31:
2014(i)	68,824	1.70	**	7.63	**	25
2013(h)	66,297	1.40	**	1.93	**	3

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Preferred and Income Term (JPI)		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Share(e)
Year Ended 7/31:
2014	(i)	.47	%**
2013	(g)	.48
Flexible Investment Income (JPW)
Year Ended 7/31:
2014	(j)	.35	**

(d)  For the period July 26, 2012 (commencement of operations) through July 31, 2012.

(e)  Preferred and Income Term (JPI) and Flexible Investment Income (JPW) did not utilize borrowings prior to the fiscal years ended July 31, 2013 and July 31, 2014, respectively.

(f)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)  For the period August 29, 2012 (first utilization date of borrowings) through July 31, 2013.

(h)  For the period June 25, 2013 (commencement of operations) through July 31, 2013.

(i)  For the six months ended January 31, 2014.

(j)  For the period August 13, 2013 (first utilization date of borrowings) through January 31, 2014.

*  Rounds to less than $.01 per share.

**  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

•  Nuveen Preferred Income Opportunities Fund (JPC) ("Preferred Income Opportunities (JPC)")

•  Nuveen Preferred and Income Term Fund (JPI) ("Preferred and Income Term (JPI)")

•  Nuveen Flexible Investment Income Fund (JPW) ("Flexible Investment Income (JPW)")

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end (non-diversified for Preferred and Income Term (JPI)) registered investment companies. Preferred Income Opportunities (JPC), Preferred and Income Term (JPI) and Flexible Investment Income (JPW) were each organized as Massachusetts business trusts on January 27, 2003, April 18, 2012 and March 28, 2013, respectively.

Investment Adviser

The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC ("NWQ") and Nuveen Asset Management LLC ("NAM"), a subsidiary of Adviser, (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). NWQ and NAM are each responsible for approximately half of Preferred Income Opportunities' (JPC) portfolio. NAM manages the investment portfolio of Preferred and Income Term (JPI), while NWQ manages the investment portfolio of Flexible Investment Income (JPW). The Adviser is responsible for managing Preferred Income Opportunities' (JPC) and Preferred and Income Term's (JPI) investments in swap contracts.

Investment Objectives

Preferred Income Opportunities' (JPC) investment objective is to provide high current income and total return by investing at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in preferred securities, and up to 20% opportunistically over the market cycle in other types of securities, primarily income-oriented securities such as corporate and taxable municipal debt and common equity. At least 60% of its managed assets are rated investment grade (BBB/Baa or better by S&P, Moody's, or Fitch) at the time of investment.

Preferred and Income Term's (JPI) investment objective is to provide a high level of current income and total return. The Fund seeks to achieve its investment objective by investing in preferred securities and other income producing securities. Under normal market conditions, the Fund will invest at least 80% of its managed assets in preferred and other income producing securities. The Fund will invest at least 60% of its managed assets in securities rated investment grade (BBB-/Baa3 or higher) at the time of purchase. The Fund will invest 100% of its managed assets in U.S. dollar denominated securities. The Fund will also invest up to 40% of its managed assets in securities issued by non-U.S. domiciled companies.

Flexible Investment Income's (JPW) investment objectives are to provide high current income and, secondarily, capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its managed assets in income producing securities issued by companies located anywhere in the world. The Fund will invest in income producing securities across the capital structure – in any type of debt, preferred or equity securities offered by a particular company, or debt securities issued by a government. The Fund will invest 100% of its managed assets in U.S. dollar-denominated securities, and may invest up to 50% of its managed assets in securities of non-U.S. companies. The Fund may invest up to 40% of its managed assets in equity securities (other than preferred securities). At least 25% of the aggregate market value of the Fund's investments in debt and preferred securities that are of a type customarily rated by a credit rating agency will be rated investment grade, or if unrated, will be judged to be of comparable quality by NWQ The Fund will invest at least 25% of its managed assets in securities issued by financial services companies. The Fund may invest up to 15% of its managed assets in securities and other instruments that, at the time of purchase, are illiquid. The Fund may opportunistically write (sell) covered call options on the Fund's portfolio of equity securities for the purpose of enhancing the Fund's risk-adjusted total return over time. The Fund anticipates using leverage to help achieve its investment objectives. The Fund may utilize leverage in the form of borrowings from a financial institution or the issuance of preferred shares or other senior securities, such as commercial paper or notes.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds' portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of January 31, 2014, the Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Outstanding when-issued/delayed delivery purchase commitments	$1,437,500	$1,550,000	$—

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Arrangements.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Dividends to common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Flexible Investment Income's (JPW) regular monthly distributions are currently being sourced entirely from net investment income. The Fund's current portfolio is predominantly invested in income producing securities the income from which is expected to be the source of distributions. For periods when the Fund is sourcing its monthly distributions solely from net investment income, the Fund will seek to distribute substantially all of its net investment income over time. There are no assurances given to how long the Fund will source distributions entirely from net investment income.

Market conditions may change, causing the portfolio management team at some future time to focus the mix of portfolio investments less to income-oriented securities. This may cause the regular monthly distributions to be sourced from something other than net investment income. Flexible Investment Income (JPW) has adopted a managed distribution policy permitting it to source its regular monthly distributions from not only net investment income, but also from realized capital gains and/or return of capital. If a managed distribution policy is employed, the Fund will seek to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. Actual common share returns will differ from projected long-term returns, and the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value ("NAV"). If the Fund changes to a managed distribution, a press release will be issued describing such change and this change will also be described in subsequent shareholder reports. Additionally, any distribution payment that is sourced from something other than net investment income, there will be a notice issued quantifying the sources of such distribution.

Preferred Shares

The Funds are authorized to issue preferred shares. During prior fiscal periods, Preferred Income Opportunities (JPC) redeemed all of its outstanding preferred shares, at liquidation value. As of January 31, 2014, Preferred and Income Term (JPI) and Flexible Investment Income (JPW) have not issued any preferred shares.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. As of January 31, 2014, the Funds were not invested in any portfolio securities or derivatives, other than repurchase agreements and swap contracts further described in Note 3 – Portfolio Securities and Investments in Derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts ("ADR") held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non- U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities and swap contracts are provided by a pricing service approved by the Funds' Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective NAV on valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds' shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds' NAV is determined, or if under the Funds' procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds' Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount

Nuveen Investments

that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Preferred Income Opportunities (JPC)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$39,898,148	$1,576,651	$—	$41,474,799
Convertible Preferred Securities	1,335,520	—	—	1,335,520
$25 Par (or similar) Retail Preferred	600,276,249	65,044,478	—	665,320,727
Corporate Bonds	—	38,544,034	—	38,544,034
$1,000 Par (or similar) Institutional Preferred	—	592,499,654	—	592,499,654
Investment Companies	6,761,205	—	—	6,761,205
Short-Term Investments:
Repurchase Agreements	—	22,741,190	—	22,741,190
Investments in Derivatives:
Interest Rate Swaps**	—	4,402,656	—	4,402,656
Total	$648,271,122	$724,808,663	$—	$1,373,079,785
Preferred and Income Term (JPI)
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$155,826,465	$63,461,760	$—	$219,288,225
Corporate Bonds	—	6,452,260	—	6,452,260
$1,000 Par (or similar) Institutional Preferred	—	541,144,629	—	541,144,629
Short-Term Investments:
Repurchase Agreements	—	6,796,665	—	6,796,665
Investments in Derivatives:
Interest Rate Swaps**	—	2,806,005	—	2,806,005
Total	$155,826,465	$620,661,319	$—	$776,487,784
Flexible Investment Income (JPW)
Long-Term Investments*:
Common Stocks	$12,048,361	$458,722	$—	$12,507,083
Convertible Preferred Securities	297,055	—	—	297,055
$25 Par (or similar) Retail Preferred	66,582,855	1,825,779	—	68,408,634
Corporate Bonds	—	8,244,206	—	8,244,206
$1,000 Par (or similar) Institutional Preferred	—	5,654,126	—	5,654,126
Investment Companies	1,458,256	—	—	1,458,256
Short-Term Investments:
Repurchase Agreements	—	1,313,604	—	1,313,604
Total	$80,386,527	$17,496,437	$—	$97,882,964

*  Refer to the Fund's Portfolio of Investments for industry classifications and breakdown of Common Stocks and $25 Par (or similar) Retail Preferred classified as Level 2.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Each Fund may invest in non-U.S. securities. As of January 31, 2014, the Funds' investments in non-U.S. securities were as follows:

Preferred Income Opportunities (JPC)	Value	% of Total Investments
Country:
United Kingdom	$76,902,319	5.6%
Netherlands	69,659,410	5.1
Spain	37,752,110	2.8
Switzerland	34,739,183	2.5
Other Countries	95,010,348	6.9
Total Non-U.S. Securities	$314,063,370	22.9%

Nuveen Investments

Preferred and Income Term (JPI)	Value	% of Total Investments
Country:
United Kingdom	$89,741,352	11.6%
Netherlands	68,945,884	8.9
Spain	39,725,213	5.1
France	37,080,815	4.8
Other Countries	51,043,817	6.6
Total Non-U.S. Securities	$286,537,081	37.0%
Flexible Investment Income (JPW)
Country:
Ireland	$1,284,563	1.3%
United Kingdom	807,015	0.8
Greece	765,316	0.8
Israel	598,042	0.6
Norway	545,664	0.6
Other Countries	1,001,940	1.0
Total Non-U.S. Securities	$5,002,540	5.1%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of "Net realized gain (loss) from investments and foreign currency," on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency," on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures contracts, options purchased, options written and swaps," respectively, on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Preferred Income Opportunities (JPC)	Fixed Income Clearing Corporation	$22,741,190	$(22,741,190)	$—
Preferred and Income Term (JPI)	Fixed Income Clearing Corporation	6,796,665	(6,796,665)	—
Flexible Investment Income (JPW)	Fixed Income Clearing Corporation	1,313,604	(1,313,604)	—

*  As of January 31, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to each Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Options purchased, at value" on the Statement of Assets and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of options purchased" on the Statement of Operations. The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of options written" on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from options purchased and/or written" on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended January 31, 2014, Preferred Income Opportunities (JPC) wrote covered call options on common stocks to hedge equity exposure. These options expired prior to the close of this reporting period.

The average notional amount of outstanding options contracts during the six months ended January 31, 2014, was as follows:

Average notional amount outstanding options written*	$—	**

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

**  The Fund did not hold any options at the beginning of the fiscal year or at the end of each quarter within the current fiscal year.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options contracts during the six months ended January 31, 2014, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options	$30,270	$—

Swap Contracts

Interest rate swap contracts involve the each Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on any variable rate borrowing. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay or receive, in the future, a fixed or variable rate payment in exchange for the counterparty receiving or paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligation is based on the notional amount swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap (and beginning on the effective date for a forward interest rate swap), each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (,net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income

Nuveen Investments

received or paid by each Fund is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract, and are equal to the difference between the Fund's basis in the swap contract and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the six months ended January 31, 2014 Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) continued to use interest rate swaps to partially fix its interest cost of leverage, which the Funds employ through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the six months ended January 31, 2014, was as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)
Average notional amount of interest rate swap contracts outstanding*	$368,042,000	$168,750,000

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all interest rate swap contracts held by the Funds as of January 31, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Preferred Income Opportunities (JPC)
Interest rate	Swaps	Unrealized appreciation on interest rate swaps, net	$6,995,482	Unrealized depreciation on interest rate swaps	$(2,472,560)
Interest rate	Swaps	Unrealized appreciation on interest rate swaps, net	(120,266)	—	—
Total			$6,875,216		$(2,472,560)
Preferred and Income Term (JPI)
Interest rate	Swaps	Unrealized appreciation on interest rate swaps, net	$2,806,005	—	$—

The following table presents the swap contacts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps*	Gross Unrealized (Depreciation) on Interest Rate Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Preferred Income Opportunities (JPC)
	JPMorgan	$6,995,482	$(120,266)	$(120,266)	$6,875,216	$(6,875,216)	$—
	Morgan Stanley	—	(2,472,560)	—	(2,472,560)	2,472,560	—
Total		$6,995,482	$(2,592,826)	$(120,266)	$4,402,656	$(4,402,656)	$—
Preferred and Income Term (JPI)
	JPMorgan	$2,806,005	$—	$—	$2,806,005	$(2,806,005)	$—

* Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the six months ended January 31, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Preferred Income Opportunities (JPC)	Interest rate	Swaps	$(1,003,933)	$(2,060,410)
Preferred and Income Term (JPI)	Interest rate	Swaps	—	(2,037,414)

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares

Transactions in common shares were as follows:

Preferred Income Opportunities (JPC)
	Six Months Ended 1/31/14	Seven Months Ended 7/31/13	Year Ended 12/31/12
Common shares issued to shareholders due to reinvestment of distributions	—	—	—

	Preferred and Income Term (JPI)		Flexible Investment Income (JPW)
	Six Months Ended 1/31/14	Year Ended 7/31/13	Six Months Ended 1/31/14	For the period 6/25/13 (commencement of operations) through 7/31/13
Common shares sold	—	2,739,573	200,000	3,500,000	*
Common shares issued to shareholders due to reinvestment of distributions	—	9,004	—	—

* Excludes 5,250 shares owned by the Adviser.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the six months ended January 31, 2014, were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Purchases	$253,674,524	$165,311,064	$54,028,291
Sales and maturities	268,845,183	178,621,997	21,621,290

Transactions in options written for the following Fund during the six months ended January 31, 2014, were as follows:

	Preferred Income Opportunities (JPC)
	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options written	591	30,270
Options expired	(591)	(30,270)
Options outstanding, end of period	—	$—

Nuveen Investments

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income on real estate investment trust ("REIT") investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of January 31, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Cost of investments	$1,345,088,284	$760,517,221	$99,536,328
Gross unrealized:
Appreciation	$55,046,380	$20,761,139	$952,189
Depreciation	(31,457,535)	(7,596,581)	(2,605,553)
Net unrealized appreciation (depreciation) of investments	$23,588,845	$13,164,558	$(1,653,364)

Permanent differences, primarily due to federal taxes paid, notional principal contracts, tax basis earnings and profit adjustments, bond premium amortization adjustments, adjustments for REITs, complex securities character adjustments, litigation proceeds, and foreign currency reclasses, resulted in reclassifications among the Funds' components of common share net assets as of July 31, 2013, the Funds' last tax year end, as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Paid-in-surplus	$(383,932)	$(75,649)	$—
Undistributed (Over-distribution of) net investment income	(1,106,300)	405,185	—
Accumulated net realized gain (loss)	1,490,232	(329,536)	—

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2013, the Funds' last tax year end, were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Undistributed net ordinary income[1]	$6,045,230	$16,537,152	$114,911
Undistributed net long-term capital gains	—	9,204	—

1  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended July 31, 2013, was designated for purposes of the dividends paid deduction as follows:

	Preferred Income Opportunities (JPC)[3]	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)[4]
Distributions from net ordinary income[2]	$36,836,933	$40,663,121	$—
Distributions from net long-term capital gains	—	—	—
Return of capital	—	—	—

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

The tax character of distributions paid during Preferred Income Opportunities' (JPC) tax year ended December 31, 2012, was designated for purposes of the dividends paid deduction as follows:

Preferred Income Opportunities (JPC)
Distributions from net ordinary income[2]	$73,683,563
Distributions from net long-term capital gains	—
Return of Capital	—

2  Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.

3  For the seven months ended July 31, 2013.

4  For the period June 25, 2013 (commencement of operations) through July 31, 2013.

As of July 31, 2013, the Funds' last tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by the Fund, while the losses subject to expiration are considered short-term.

Preferred Income Opportunities (JPC)
Expiration:
July 31, 2016	$129,811,368
July 31, 2017	204,895,930
July 31, 2018	9,385,427
Not subject to expiration:
Short-term losses	—
Long-term losses	—
Total	$344,092,725

During the Funds' last tax year ended July 31, 2013, the following Fund utilized capital loss carryforwards as follows:

Preferred Income Opportunities (JPC)
Utilized capital loss carryforwards	$30,171,610

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund's shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Preferred Income Opportunities (JPC) Fund-Level Fee Rate	Preferred and Income Term (JPI) Fund-Level Fee Rate	Flexible Investment Income (JPW) Fund-Level Fee Rate
For the first $500 million	.6800%	.7000%	.7000%
For the next $500 million	.6500	.6750	.6750
For the next $500 million	.6300	.6500	.6500
For the next $500 million	.6050	.6250	.6250
For managed assets over $2 billion	.5800	.6000	.6000

Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of January 31, 2014, the complex-level fee rate for each of these Funds was .1679%.

The Funds pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

Borrowings

Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) each entered into a prime brokerage facility with BNP Paribas Prime Brokerage, Inc. ("BNP") while Flexible Investment Income (JPW) entered in to a committed secured 180-day continuous rolling borrowing facility with the Bank of Nova Scotia (collectively "Borrowings") as a means of leverage. Each Fund's maximum commitment amount under these Borrowings is as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Maximum commitment amount	$405,000,000	$250,000,000	$35,000,000

As of January 31, 2014, each Fund's outstanding balance on its Borrowings was as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Outstanding balance on Borrowings	$402,500,000	$225,000,000	$27,500,000

During the six months ended January 31, 2014, the average daily balance outstanding and average annual interest rate on each Fund's Borrowings were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)*
Average daily balance outstanding	$402,500,000	$225,000,000	$26,715,116
Average annual interest rate	1.07%	1.07%	.87%

*  During the period August 13, 2013 (first utilization date of borrowings) through January 31, 2014.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund's portfolio of investments ("Pledged Collateral"). For Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) interest is charged on these Borrowings at 3-Month LIBOR (London Inter-Bank Offered Rate) (during the period August 1, 2013 through December 9, 2013 and 1-month LIBOR thereafter) plus .85% per annum on the amounts borrowed and .50% per annum on the undrawn balance. Flexible Investment Income (JPW) interest is charged on the Borrowings at a rate equal to the 1-month LIBOR plus .70% per annum on the amount borrowed. In addition to the interest expense, Flexible Investment Income (JPW) will pay a commitment fee equal to .15% per annum on the undrawn balance.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance and the one-time amendment fee are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

Rehypothecation

On December 9, 2013, the Adviser entered into a Rehypothecation Side Letter ("Side Letter") with BNP, allowing BNP to re-register the Pledged Collateral in its own name or in a name other than the Funds' to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the "Hypothecated Securities") with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1/3% of the Funds' total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.

The Funds also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that BNP fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds' income generating potential may decrease. Even if a Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Funds will receive a fee in connection with the Hypothecated Securities ("Rehypothecation Fees") in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of January 31, 2014, Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) each had Hypothecated Securities totalling $75,452,300 and $175,206,500, respectively. During the period from December 9, 2013 through January 31, 2014, Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) earned Rehypothecation Fees of $87,208 and $48,750, respectively, which is recognized as "Other income" on the Statement of Operations.

Nuveen Investments

Additional

Fund Information

Board of Trustees

William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JPC	JPI	JPW
Common shares repurchased	—	—	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Barclays USD Capital Securities Index: The Barclays USD Capital Securities component of the Barclays Global Capital Securities Index generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities, and term preferred securities. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

■  Basel III: A comprehensive set of reform measures designed to improve the regulation, supervision and risk management within the banking sector. The Basel Committee on Banking Supervision published the first version of Basel III in late 2009, giving banks approximately three years to satisfy all requirements. Largely in response to the credit crisis, banks are required to maintain proper leverage ratios and meet certain capital requirements.

■  BofA/Merrill Lynch Preferred Stock Fixed Rate Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody's, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody's, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144A filing, must be issued in $25, $50 or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule, and must have a minimum amount outstanding of $100 million. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

■  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund's portfolio that increase the funds' investment exposure.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  JPC Blended Index (Comparative Benchmark): A blended return consisting of 82.5% of the BofA/Merrill Lynch Preferred Stock Fixed Rate Index and 17.5% of the Barclays Capital Securities Index. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

■  JPI Blended Benchmark Index: A blended return consisting of the BofA/Merrill Lynch Preferred Stock Fixed Rate Index and the Barclays USD Capital Securities Index. The JPI Blended Benchmark Index is comprised of a 65% weighting in the BofA/Merrill Lynch Preferred Stock Fixed Rate Index, and a 35% weighting in the Barclays USD Capital Securities Index. Benchmark returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

■  Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Notes

Notes

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $221 billion as of December 31, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

ESA-C-0114D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Preferred and Income Term Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: April 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: April 8, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: April 8, 2014